Exhibit 10.2

MULTI-TARGET AGREEMENT

This Multi-Target Agreement (this “Agreement”) is made effective as of October 8, 2010 (the “Effective Date”) by and between ImmunoGen, Inc., a Massachusetts corporation (“ImmunoGen”), with its principal place of business at 830 Winter Street, Waltham, Massachusetts 02451, and Novartis Institutes for BioMedical Research, Inc., a Delaware corporation (“Novartis”), with its principal place of business at 250 Massachusetts Avenue, Cambridge, Massachusetts 02139.  ImmunoGen and Novartis are sometimes each hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, Novartis is the owner of or otherwise controls certain rights in proprietary technology and know-how relating to certain Antibodies; and

WHEREAS, ImmunoGen is the owner of or otherwise controls certain rights in proprietary technology and know-how relating to or otherwise useful in the conjugation of Cytotoxic Compounds to Antibodies; and

WHEREAS, pursuant to the terms and conditions set forth herein, Novartis desires to have access to ImmunoGen’s proprietary technology and know-how for research, discovery and development of Ab-Cytotoxic Products, and ImmunoGen desires to give Novartis such access;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.             DEFINITIONS

Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

1.1          “Ab-Cytotoxic Product” means any compound that incorporates, is comprised of, or is otherwise derived from, a conjugate of an Antibody with a Cytotoxic Compound.

1.2          “Affiliate” means, with respect to a Person, any entity or person that controls, is controlled by, or is under common control with that Person.  For the purpose of this definition, “control” or “controlled” means, direct or indirect, ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation or fifty

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

percent (50%) or more of the equity interest in the case of any other type of legal entity; status as a general partner in any partnership; or any other arrangement whereby the entity or person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity or the ability to cause the direction of the management or policies of a corporation or other entity.  The Parties acknowledge that in the case of entities organized under the laws of certain countries where the maximum percentage ownership permitted by law for a foreign investor is less than fifty percent (50%), such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity.  In the case of Novartis, “Affiliates” shall also expressly be deemed to include the Novartis Institute for Functional Genomics, Inc., the Friedrich Miescher Institute for Biomedical Research and their respective Affiliates.  A Person shall be deemed an Affiliate of another Person only so long as it satisfies the foregoing definition.

1.3          “Antibody” means an antibody, whether polyclonal or monoclonal, multiple or single chain, recombinant or naturally occurring, whole or fragment, and any variants, derivatives or constructs thereof, including but not limited to, antigen binding portions including Fab, Fab’, F(ab’)2, Fv, dAb and CDR fragments, single chain antibodies (scFv), chimeric antibodies, diabodies and polypeptides (including humanized versions thereof) that contain at least a portion of an immunoglobulin that is sufficient to confer specific antigen binding to a polypeptide.

1.4          “Applicable Laws” means all federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidelines or requirements of Regulatory Authorities, securities regulatory authorities, national securities exchanges or securities listing organizations that may be in effect from time to time during the Term and applicable to a particular activity hereunder.

1.5          “Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in New York, New York, Boston, Massachusetts or Basel, Switzerland are required to be closed or are actually closed with legal authorization.

1.6          “Calendar Quarter” means, with respect to the first such Calendar Quarter during the Term, the period beginning on the Effective Date and ending on the last day of the calendar quarter within which the Effective Date falls, and thereafter each successive period of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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three (3) consecutive months during the Term ending on March 31, June 30, September 30 and December 31; except that the last Calendar Quarter during the Term shall end upon the expiration of the Term in accordance with Section 8 hereof.

1.7          “Calendar Year” means, with respect to the first such Calendar Year during the Term, the period beginning on the Effective Date and ending on December 31 of the calendar year within which the Effective Date falls, and thereafter each successive period of twelve (12) consecutive months during the Term commencing on January 1 and ending on December 31; except that the last Calendar Year during the Term shall end upon the expiration of the Term in accordance with Section 8 hereof.

1.8          “Change of Control” means any of the following events: (a) any Third Party becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the Total Voting Power of all Voting Securities of ImmunoGen then outstanding, as a result of a single transaction or a series of related transactions; (b) ImmunoGen consolidates with or merges into a Third Party, or any such Third Party consolidates with or merges into ImmunoGen, in either event pursuant to a transaction in which more than fifty percent (50%) of the Total Voting Power of all Voting Securities of the surviving entity then outstanding is not held by the parties holding at least fifty percent (50%) of the Total Voting Power of all Voting Securities of ImmunoGen outstanding immediately prior to such consolidation or merger; or (c) ImmunoGen conveys, transfers or leases all or substantially all of its assets to a Third Party.

1.9          “Confidential Information” means (a) with respect to ImmunoGen, the identification by ImmunoGen of any Proposed Target as an Excluded Target; (b) with respect to Novartis, the identification by Novartis of a Proposed Target and the grant by ImmunoGen of any Holding Option or Reserve Option hereunder; and (c) with respect to each Party, all information and Technology which is disclosed by or on behalf of such Party (in such capacity, the “Disclosing Party”) to the other Party (in such capacity, the “Receiving Party”) hereunder or to any of the Receiving Party’s employees, consultants or Affiliates, except to the extent that the Receiving Party can demonstrate by written record or other suitable evidence that such information, (i) as of the date of disclosure is known to the Receiving Party or its Affiliates other than by virtue of a prior confidential disclosure by or on behalf of the Disclosing Party to the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Receiving Party or its Affiliates; (ii) as of the date of disclosure is in, or subsequently enters, the public domain through no fault or omission of the Receiving Party or its Affiliates or their respective employees, consultants or subcontractors; (iii) is obtained by the Receiving Party from a Third Party without breach of any duty and without restriction on disclosure to or from the Disclosing Party; or (iv) is independently developed by or for the Receiving Party without reference to or reliance upon any Confidential Information of the Disclosing Party.

1.10        “Confidentiality Agreement” means that certain Mutual Confidential Disclosure Agreement effective February 15, 2008, by and between ImmunoGen and Novartis.

1.11        “Control” or “Controlled” means, with respect to any Patent Rights, Technology or Proprietary Materials, the possession by a Party of the ability to grant a license or sublicense of such Patent Rights or Technology and the rights thereto or to supply such Proprietary Materials as contemplated in this Agreement without violating the terms of any arrangement or agreement between such Party or its Affiliates and any Third Party.

1.12        “Cytotoxic Compound” means MAY Compounds and/or IGN Compounds.

1.13        “Disclosure Letter” has the meaning ascribed to such term, with respect to each Exclusive License, as set forth in the applicable License Agreement.

1.14        [***] means [***] published from time to time by [***].

1.15        “Excluded Target” means any Target as to which (a) ImmunoGen or an Affiliate of ImmunoGen is [***], (b) ImmunoGen has [***], or is [***], an [***] to a [***] under any [***] that are necessary or useful for the development, manufacture, use or sale of any compound or product that is [***] (a [***]), (c) ImmunoGen has [***] with a [***] that is in effect as of [***], that [***] ImmunoGen from [***] on the terms and conditions of this Agreement, or (d) [***] has retained any [***] under the terms of the [***].  For purposes of clarity, an Excluded Target as defined in clause (b) above shall include [***], even if the scope of such [***] is [***].  A Target shall be deemed an Excluded Target [***].

1.16        “FDA” means the United States Food and Drug Administration and any successor agency or authority thereto.

1.17        “FDCA” means the United States Food, Drug and Cosmetic Act, as amended.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.18        “Field” means all human and veterinary therapeutic, prophylactic and diagnostic uses.

1.19        “FTE” means a full time equivalent person year (consisting of a total of [***] hours per year) of scientific, technical or managerial work on or directly related to the provision of the ImmunoGen Activities.

1.20        “FTE Cost” means, for any period during the Term, the FTE Rate multiplied by the number of FTEs expended over such period.

1.21        “FTE Rate” means, for the [***]; and for [***], the result obtained by [***] by the sum of [***] where [***] is a [***], the [***] of which is the [***] the [***] for the [***] of the [***] and the [***] for the [***], and the [***] of which is the [***] for the [***]; provided, however, that in no event shall the FTE Rate for any [***] be [***].  For the avoidance of doubt, such rate includes all travel expenses.  The reported actual time spent shall be substantiated by a time tracking system consistently applied.

1.22        “GLP” means all good laboratory practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

1.23        “Holding Option Grant Date” means, with respect to a Proposed Target that is not an Excluded Target, the date of receipt by ImmunoGen of the Holding Option Request with respect to the Target that becomes the subject of a Holding Option granted by ImmunoGen pursuant to Section 3.1(a) hereof.

1.24        “Holding Option Target” means any Proposed Target that becomes the subject of a Holding Option granted by ImmunoGen pursuant to Section 3.1(a) hereof.  A Target ceases to be a Holding Option Target once (a) it has been designated as a Reserve Target in accordance with Section 3.1(b) hereof, or (b) the applicable Holding Option Period has expired without the Holding Option Target having been designated as a Reserve Option Target.

1.25        “IGN Compound” means any and all [***], whether produced by a botanical source, natural fermentation, chemical synthesis or otherwise, including, without limitation, all analogs, variants, fragments or derivatives of any of the foregoing, in each case owned or Controlled by ImmunoGen.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.26        “ImmunoGen Activities” means those activities associated with the Research Program as described in the Research Plan that are to be undertaken by ImmunoGen or its Affiliates.

1.27        “ImmunoGen Internal Program” means a bona fide internal research, development or commercialization program undertaken by ImmunoGen with respect to a Target, pursuant to which one or more of the following apply as of the date of [***] of a [***] for such Target: (a) ImmunoGen or an Affiliate of ImmunoGen had commenced process development activities in connection with a [***] of an Antibody or Ab-Cytotoxic Product directed to such Target; or (b) a [***] or [***] Antibody or an Ab-Cytotoxic Product directed to such Target has been generated, and ImmunoGen owns such Antibody or Ab-Cytotoxic Product or has otherwise acquired rights to use such Antibody or Ab-Cytotoxic Product in the development of [***] or [***] for use in the Field and (i) prior to the occurrence of a Change of Control, ImmunoGen is conducting research and preclinical studies [***] or [***] in any [***] of such Antibody or Ab-Cytotoxic Product in a sustained manner consistent with ImmunoGen’s other internal programs at similar stages of research and development, or (ii) from and after a Change of Control, ImmunoGen or an Affiliate of ImmunoGen has (A) devoted at least [***] FTEs to the conduct of research and development activities directly related to such Antibody or Ab-Cytotoxic Product within the [***]-month period immediately preceding ImmunoGen’s receipt of a [***] for such Target and (B) commenced an in vivo efficacy experiment with respect to such Antibody or Ab-Cytotoxic Product (i.e., administration of an Antibody or Ab-Cytotoxic Product against the Target in an animal model of disease).  Notwithstanding the foregoing, (x) if ImmunoGen or an Affiliate of ImmunoGen have in-licensed Patent Rights from a Third Party covering the [***] or [***] of a [***] or [***] Antibody (or a [***] or other [***] Antibody from which such [***] or [***] Antibody may be [***]), then ImmunoGen shall be deemed to be pursuing an ImmunoGen Internal Program with respect to the Target to which such Antibody is directed for the [***] month period immediately following the effective date of such Third Party license, without any additional activities required on the part of ImmunoGen or an Affiliate of ImmunoGen, or (y) if ImmunoGen has identified a Target prior to the Effective Date as a [***] in ImmunoGen’s [***] pursuant to the [***] (provided that no more than [***] Targets may be so identified), then

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ImmunoGen shall be deemed to be pursuing an ImmunoGen Internal Program with respect to such Target for the [***]-year period immediately following the Effective Date, without any additional activities required on the part of ImmunoGen.

1.28        “Improvements” means any enhancement, improvement or modification to the Licensed Intellectual Property which is an (a) improvement to any [***], (b) improvement to methods of [***], (c) improvement to a [***] for [***] (including, for example, [***] or [***] that create improvements in the [***] of such [***]), (d) improvements to [***] or [***] useful for [***] a [***] to an [***], or (e) improvements to the [***] of [***].

1.29        “IND” means (a) an Investigational New Drug Application (as defined in the FDCA and regulations promulgated thereunder) or any successor application or procedure required to initiate clinical testing of an Ab-Cytotoxic Product in humans in the United States; (b) a counterpart to an Investigational New Drug Application that is required in any other country or region in the Territory before beginning clinical testing of an Ab-Cytotoxic Product in humans in such country or region; and (c) all supplements and amendments to any of the foregoing.

1.30        “Joint Improvements” means Improvements conceived or first reduced to practice jointly by (a) one or more employees of, or others obligated to assign inventions to, ImmunoGen or any Affiliate of ImmunoGen, and (b) one or more employees of, or others obligated to assign inventions to, Novartis or any Affiliate of Novartis.

1.31        “Joint Program Technology” means any Program Technology (other than Joint Improvements) conceived or first reduced to practice jointly by (a) one or more employees of, or other persons obligated to assign inventions to, ImmunoGen or any Affiliate of ImmunoGen, and (b) one or more employees of, or other persons obligated to assign inventions to, Novartis or any Affiliate of Novartis.

1.32        “License Agreement” means a written license agreement executed by the Parties pursuant to Section 3.2(a) hereof in the form set forth in Schedule A attached hereto.

1.33        “Licensed Intellectual Property” means the Licensed Patent Rights and the Licensed Technology.

1.34        “Licensed Patent Rights” means any Patent Rights that are owned or Controlled by ImmunoGen as of the Effective Date or become owned or Controlled by ImmunoGen during

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the Term (including ImmunoGen’s interest in any Patent Rights claiming Joint Program Technology or Joint Improvements) that include one or more claims that cover Licensed Technology; provided, however, that Licensed Patent Rights shall expressly exclude [***].

1.35        “Licensed Product” has the meaning ascribed to it in the License Agreement with respect to any particular Licensed Target.

1.36        “Licensed Target” means a Target that has become the subject of an Exclusive License.

1.37        “Licensed Technology” means any and all Technology that is owned or Controlled by ImmunoGen as of the Effective Date or becomes owned or Controlled by ImmunoGen during the Term (including ImmunoGen’s interest in any Joint Program Technology and Joint Improvements) that is necessary or useful for Novartis to conduct the Research Program; provided, however, that Licensed Technology shall expressly exclude any Proprietary Antibody Rights.

1.38        “MAY Compound” means any and all maytansinoid compounds (including, without limitation, maytansinol, ansamitocins, DM1 and DM4), whether produced by a botanical source, natural fermentation, chemical synthesis or otherwise, and shall include, without limitation, all variants, fragments or derivatives of any of the foregoing, in each case owned or Controlled by ImmunoGen.

1.39        “Novartis Activities” means those activities associated with the Research Program as described in the Research Plan that are to be undertaken by Novartis or its Affiliates or by Permitted Third Party Service Providers.

1.40        “Novartis Antibody” means any Antibody owned or Controlled by Novartis or its Affiliates.

1.41        “Novartis Improvements” means Improvements conceived or first reduced to practice by one or more employees of or others obligated to assign inventions to Novartis or any of its Affiliates or Permitted Third Party Service Providers in the conduct of Novartis Activities or otherwise based on, or resulting from, such employees’ or others’ [***] to or [***] of [***] or any [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.42        “Novartis Research Inventions” means any claim of Patent Rights which, as between the Parties, are solely owned or Controlled by Novartis or its Affiliates, and which relate to a Target and are conceived and reduced to practice in the Research Program or otherwise based on, or resulting from Novartis’ or its Affiliates’ employees’ [***] to or [***] of [***] or any [***], after the Effective Date but prior to the taking of an Exclusive License with respect to such Target, [***] claiming (a) an [***] to such Target, or (b) a method of use of such [***].

1.43        “Patent Rights” means the rights and interests in and to any and all issued patents and pending patent applications (including inventor’s certificates, applications for inventor’s certificates, statutory invention registrations, applications for statutory invention registrations, utility models and any foreign counterparts thereof) in any country or jurisdiction in the Territory, including any and all provisionals, non-provisionals, substitutions, continuations, continuations-in-part, divisionals and other continuing applications, supplementary protection certificates, renewals, and all letters patent on any of the foregoing, and any and all reissues, reexaminations, extensions, confirmations, registrations and patents of addition on any of the foregoing.

1.44        “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.45        “Personal Information” means any information that can be used to identify, describe, locate or contact an individual, including but not limited to (a) name or initials; (b) home or other physical address; (c) telephone number; (d) email address or online identifier associated with the individual; (e) social security number or other similar government identifier; (f) employment, financial or health information; (g) information specific to an individual’s physical, physiological, mental, economic, racial, political, ethnic, ideological, cultural or social identity; (h) photographs; (i) dates relating to the individual (except years alone); (j) financial account numbers; (k) genetic material or information; (l) business contact information and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(m) any other information relating to an individual that, alone or in combination, with any of the above, can be used to identify an individual.

1.46        “Program Targets” means, collectively, Holding Option Targets, Reserve Option Targets and Licensed Targets.

1.47        “Program Technology” means any Technology conceived or first reduced to practice in the conduct of the Research Program.

1.48        “Proposed Target” means the single Target specified in any Holding Option Request.

1.49        “Proprietary Antibody Rights” means all Technology (and associated Patent Rights) owned or Controlled by ImmunoGen during the Term constituting or claiming (a) the [***] or [***] of an Antibody that was generated or in-licensed by ImmunoGen, whether or not patentable (a “Proprietary Antibody”), or (b) the [***] or [***] of an [***] where the Antibody is a Proprietary Antibody.  For purposes of clarity, “Proprietary Antibody Rights” does not include any Program Technology that relates to Antibodies directed to Program Targets or any Patent Rights claiming such Program Technology.

1.50        “Proprietary Antigen Identification Information” has the meaning ascribed to such term in the Third Party Expert Services Agreement.

1.51        “Proprietary Materials” means any tangible chemical, biological or physical research materials that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, regardless of whether such materials are specifically designated as proprietary by the transferring Party.  Without limiting the generality of the foregoing, any [***] furnished by ImmunoGen to Novartis or an Affiliate or Sublicensee of Novartis or any of their Permitted Third Party Service Providers shall be deemed to be ImmunoGen’s Proprietary Materials.

1.52        “Regulatory Authority” means the FDA or any counterpart to the FDA outside the United States, or other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of an Ab-Cytotoxic Product.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.53        “Research Materials” means any Cytotoxic Compound, linker, Ab-Cytotoxic Product or other Proprietary Materials supplied by ImmunoGen to Novartis for the purpose of conducting research activities under the Research Program.

1.54        “Research Plan” means the written plan describing the research activities to be carried out by each Party during each Calendar Year during the Term in conducting the Research Program pursuant to this Agreement, as such written plan may be amended, modified or updated.  Such Research Plan, and any modification, amendment or update thereto, shall set forth, inter alia, (a) the specific objectives, projected achievement milestones, resource allocation requirements and activities to be performed over such period; (b) the Party responsible for such activities; (c) a timeline for such activities; and (d) the estimated FTE Cost for the ImmunoGen Activities to be performed over such period.

1.55        “Research Program” means, subject to the limitations set forth in Section 2.1 hereof, any and all research and preclinical studies in vitro and in vivo in any non-human species of any Ab-Cytotoxic Product directed to Holding Option Targets and/or Reserve Option Targets and the manufacture of Ab-Cytotoxic Product solely for use in such research and preclinical studies.  In addition, subject to a [***] set forth in Section 4.3(b), at Novartis’ request during the Term, ImmunoGen will conjugate Cytotoxic Compounds to Antibodies provided by Novartis on an [***], and such conjugation activities, together with Novartis’ early-stage research in vitro and in vivo in any non-human species with the resulting Ab-Cytotoxic Products solely for the purpose of determining whether to submit a Holding Option Request with respect to the Target to which such Ab-Cytotoxic Product is directed, will be deemed to be part of the Research Program.

1.56        “Reserve Option” means an exclusive option granted by ImmunoGen to obtain an Exclusive License in the Territory under the Licensed Intellectual Property with respect to the applicable Reserve Option Target in accordance with Section 3.2 hereof.

1.57        “Reserve Option Target” means a Target that becomes the subject of a Reserve Option in accordance with Section 3.1(b) hereof.  A Target ceases to be a Reserve Target once (a) it has become the subject of an Exclusive License in accordance with Section 3.2(a) hereof, or (b) the applicable Reserve Option has been terminated in accordance with Section 3.2(c) hereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.58        “Sanofi Collaboration Agreement” means that certain Collaboration and License Agreement dated as of July 30, 2003 by and between ImmunoGen and sanofi-aventis U.S. LLC (“sanofi-aventis”), as successor-in-interest to Aventis Pharmaceuticals, Inc., as the same may be amended from time to time.

1.59        “Specific Ab-Cytotoxic Product” means an Ab-Cytotoxic Product incorporating a Novartis Antibody.

1.60        “Target” means a protein described by [***] that is bound by an Antibody used to create an Ab-Cytotoxic Product.

1.61        “Technical Transfer Materials” means ImmunoGen information (including, without limitation, technical transfer reports) as consistently provided by ImmunoGen to its licensees of Technology and Patent Rights for the purpose of [***] and [***] with respect to Ab-Cytotoxic Products, Cytotoxic Compounds and linkers, as applicable, including: (a) [***] and general properties; (b) an example of an Ab-Cytotoxic Product [***], including [***] and [***]; (c) an [***] for [***] and [***] and [***] of [***]; (d) information on [***] and [***]; (e) an [***] of [***]; (f) technical reports based on [***] for Ab-Cytotoxic Products against Program Targets developed by ImmunoGen in connection with the ImmunoGen Activities under the Research Program; and (g) a list of [***] and [***]) and [***] for [***] Ab-Cytotoxic Products.

1.62        “Technology” means, collectively, all inventions, discoveries, improvements, trade secrets and proprietary methods or materials, whether or not patentable, including, without limitation, macromolecular sequences, data, formulations, processes, techniques, know-how and results (including negative results).

1.63        “Territory” means all countries and jurisdictions of the world.

1.64        “Third Party” means any Person other than ImmunoGen, Novartis and their respective Affiliates.

1.65        “Third Party Expert Services Agreement” means that certain Services Agreement effective as of October 4, 2010 by and among ImmunoGen, Novartis and Foley & Lardner LLP, as the same may be amended from time to time.

1.66        “Total Voting Power” means at any time the total combined voting power in the general election of directors of ImmunoGen of all the Voting Securities then outstanding.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.67        “Voting Securities” means, at any time, shares of any class of capital stock of ImmunoGen which are then entitled to vote generally in the election of directors of ImmunoGen.

Additional Definitions.  In addition, each of the following definitions shall have the respective meanings set forth in the section of the Agreement indicated below:

Definition	Section
Agreement	Recitals
Alliance Managers	4.1(a)
[***]	[***]
Covered Results	6.3
Disclosing Party	1.9
Dispute	11.12
Effective Date	Recitals
Exclusive License	3.2(a)
Exclusive License Effective Date	3.2(a)
Expired Holding Option	3.1(d)
Expired Holding Option Tail Period	3.1(d)
Extension Fee	5.2
First Extended Term	8.1(b)
Holding Option	3.1(a)
Holding Option Exercise Notice	3.1(b)
Holding Option Period	3.1(b)
Holding Option Request	3.1(a)
Holding Option Response	3.1(a)
ImmunoGen	Recitals
ImmunoGen Indemnitees	10.1(a)
Indemnified Party	10.2
Indemnifying Party	10.2
Initial Term	8.1(a)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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JRC	4.2(a)
Losses	10.1(a)
Material Breach	8.2(b)
Novartis	Recitals
Novartis Indemnitees	10.1(b)
Party/Parties	Recitals
Permitted Third Party Service Providers	2.1
Proprietary Antibody	1.49
Receiving Party	1.9
Reserve Option Grant Date	3.1(b)
Reserve Option Period	3.2(a)
Rolling Forecast	4.3(b)
sanofi-aventis	1.58
Second Extended Term	8.1(c)
Term	8.1(c)
Terminated Reserve Option	3.2(c)
Third Party Claims	10.1(a)
[***]	[***]
Upfront Fee	5.1

2.             GRANT OF RIGHTS

2.1          Non-Exclusive Research License.  Subject to the terms and conditions of this Agreement, during the Term, ImmunoGen hereby grants to Novartis a fully paid-up, non-exclusive, non-transferable (except in accordance with Section 11.8 hereof), royalty-free, worldwide license, without the right to grant sublicenses (except to Affiliates and Permitted Third Party Service Providers), under the Licensed Intellectual Property for the sole purpose of conducting the Research Program.  Novartis shall have the right to engage one or more Affiliates or Third Parties (the latter being referred to herein as “Permitted Third Party Service Providers”) as subcontractors to perform designated functions in connection with the Research

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Program; provided that (a) Novartis shall [***] and (b) Novartis shall [***].  Anything contained in this Agreement to the contrary notwithstanding, Novartis shall have no right under this Agreement to [***] for which Novartis [***].

2.2          Use of Licensed Technology.  In connection with any Licensed Technology transferred to Novartis pursuant to this Agreement and except as provided in any outstanding Exclusive License, Novartis hereby agrees that (a) it shall not use such Licensed Technology for any purpose other than the Research Program; (b) it shall use such Licensed Technology only in compliance with all Applicable Laws; (c) it shall not transfer any such Licensed Technology to any Third Party without the prior written consent of ImmunoGen, except as expressly permitted hereby; and (d) except for the rights expressly set forth herein, Novartis shall not acquire any other rights, title or interest in or to such Licensed Technology as a result of such transfer by ImmunoGen.

2.3          Improvement License to ImmunoGen.  Subject to Section 2.5 hereof, Novartis hereby grants to ImmunoGen a non-exclusive, fully paid, irrevocable, royalty-free, worldwide license [***] under Novartis’ interest in any Novartis Improvements and Joint Improvements, including, without limitation, any Patent Rights therein, (a) to manufacture Ab-Cytotoxic Products and Cytotoxic Compounds solely in connection with the conduct of the ImmunoGen Activities; (b) to develop, have developed, commercialize, have commercialized, make, have made, use, have used, sell, have sold, offer for sale, import, have imported, export and have exported any [***] (other than a [***]) that [***] (i) either a Holding Option Target or a Reserve Option Target while the applicable Holding Option or Reserve Option is outstanding and (ii) a Licensed Target while the exclusive license granted under the applicable License Agreement remains in effect; and (c) to otherwise exploit such Improvement for any and all uses [***].  [***] shall be effective in any given case only if [***].

2.4          Research Inventions.  Novartis hereby grants, on behalf of itself and its Affiliates, to ImmunoGen a [***], worldwide license, with the right to grant sublicenses as specified below, under Novartis’ and its Affiliates’ interest in any Novartis Research Inventions (excluding any Patent Rights to which Section 2.3 hereof applies), to develop, have developed, commercialize, have commercialized, make, have made, use, have used, sell, have sold, offer for

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15

sale, import, have imported, export and have exported in the Field any [***] (other than a [***]) that [***] (a) either a Holding Option Target or a Reserve Option Target while the applicable Holding Option or Reserve Option is outstanding and (b) a Licensed Target while the exclusive license granted under the applicable License Agreement remains in effect, provided that any grant of a sublicense to a Third Party shall be made only in connection with [***].  Novartis has no obligation hereunder to [***].

2.5          Specific Ab-Cytotoxic Products and Program Targets.  Nothing in this Agreement shall constitute a grant or an obligation to grant by Novartis or any of its Affiliates to ImmunoGen or its Affiliates of any right, title, interest or license to any Specific Ab-Cytotoxic Product or to any Novartis Antibody related thereto or contained therein, or any Program Targets, other than the right to conduct the ImmunoGen Activities.

3.             HOLDING OPTIONS; RESERVE OPTIONS; EXCLUSIVE LICENSES

3.1          Holding Options.

(a)            Holding Option Request and Grant.  Subject to the limitations set forth in Section 3.1(c) hereof, Novartis may from time to time during the Term provide written notice to ImmunoGen requesting the grant by ImmunoGen of an exclusive option (each such option, a “Holding Option”) to obtain a Reserve Option, with respect to a single Target specified in such written notice (the “Holding Option Request”), which Target shall be identified by its common designation(s) and unique UniProtKB/Swiss Prot accession number.  ImmunoGen shall provide a written response (the “Holding Option Response”) to Novartis within [***] Business Days of ImmunoGen’s receipt of the Holding Option Request indicating whether or not, as of the date of ImmunoGen’s receipt of the Holding Option Request, the Proposed Target specified in the Holding Option Request is an Excluded Target.  If ImmunoGen timely provides a Holding Option Response to Novartis indicating that the Proposed Target specified in the Holding Option Request is not an Excluded Target, or if ImmunoGen fails to timely provide a Holding Option Response, (i) such Holding Option shall be deemed to have been automatically granted, (ii) the Proposed Target shall be deemed to be a Holding Option Target for purposes of this Agreement and (iii) for the duration of the Holding Option Period, ImmunoGen shall not [***].  If any

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Excluded Target with respect to which Novartis has delivered a Holding Option Request ceases to be an Excluded Target during the Term, then ImmunoGen will promptly notify Novartis thereof and subject to notice, availability and the limitations pursuant to this Section 3.1, Novartis shall have the right to submit a Holding Option Request with respect to such Target.

(b)           Exercise of Holding Options; Grant of Reserve Options.  Subject to the limitations set forth in Section 3.2(b) hereof, Novartis shall have the right to exercise a Holding Option at any time during the period commencing on the Holding Option Grant Date and continuing for a period of [***] months thereafter (the “Holding Option Period”); provided, however that no Holding Option Period shall extend beyond the expiration of the Term.  Novartis shall exercise a Holding Option by delivering written notice of exercise thereof (the “Holding Option Exercise Notice”), which notice shall specify the Holding Option Target.  Upon ImmunoGen’s receipt of a Holding Option Exercise Notice (the “Reserve Option Grant Date”), (i) a Reserve Option shall be deemed to have been automatically granted, (ii) the applicable Holding Option Target shall be deemed to be a Reserve Option Target for purposes of this Agreement and (iii) for the duration of the Reserve Option Period, ImmunoGen shall not [***].

(c)            Number of Holding Options.  Novartis may take up to a total of [***] Holding Options during the Term.  If a Holding Option expires without being exercised for any reason, such Expired Holding Option shall nevertheless continue to count against the aggregate number of Holding Options available to Novartis under this Section 3.1.

(d)           Expiration of Holding Options.  If Novartis fails to exercise any Holding Option prior to the expiration of the applicable Holding Option Period (each, an “Expired Holding Option”), then (i) ImmunoGen shall have the right to [***] with respect to a [***]; and (ii) during the period commencing on the date of expiration of the Holding Option Period and continuing for a period of [***] months thereafter (the “Expired Holding Option Tail Period”), Novartis may not submit a Holding Option Request with respect to the Target covered by such Expired Holding Option; and (iii) subject to Section 3.1(c) hereof, on or after the Expired Holding Option Tail Period but prior to the expiration of the Term, and subject to notice, availability and the limitations pursuant to this Section 3.1, Novartis shall have the right to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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submit a Holding Option Request to ImmunoGen with respect to the Target covered by such Expired Holding Option.  Notwithstanding the foregoing, subject to Section 3.1(c) hereof, with respect to any Holding Option Target, Novartis shall have the right to submit a second Holding Option Request to ImmunoGen with respect to such Holding Option Target at any time prior to the expiration of the first Holding Option Period applicable to such Holding Option Target.

3.2          Reserve Options; Grant of Exclusive Licenses.

(a)            Exercise of Reserve Options.  Subject to the limitations set forth in Section 3.3 hereof, Novartis shall have the right to exercise a Reserve Option at any time during the period commencing on the Reserve Option Grant Date and continuing until [***], subject to earlier termination in accordance with Section 3.2(c) hereof (the “Reserve Option Period”).  Novartis shall exercise a Reserve Option by delivering written notice of exercise thereof to ImmunoGen, which notice shall specify the Reserve Option Target.  Upon delivery of the written notice of exercise of a Reserve Option as provided in this Section 3.2(a), (i) the Licensed Intellectual Property (as defined in the License Agreement) shall be exclusively licensed with respect to such single Reserve Option Target specified in such notice to Novartis on the terms and subject to the conditions set forth in the relevant License Agreement (each an “Exclusive License”), and (ii) such Exclusive License shall be effective as of the date of ImmunoGen’s receipt of Novartis’ notice of exercise of the Reserve Option with respect to the Reserve Option Target that is the subject of the Exclusive License (the “Exclusive License Effective Date”).  ImmunoGen shall deliver to Novartis, within [***] Business Days following ImmunoGen’s receipt of Novartis’ notice of exercise of a Reserve Option, a License Agreement executed on behalf of ImmunoGen in which ImmunoGen has (A) inserted the name and unique UniProtKB/Swiss Prot accession number of the applicable Reserve Option Target in Schedule A of the License Agreement; and (B) inserted the Exclusive License Effective Date into the License Agreement as the effective date of the Exclusive License.  Subject to Section 3.4 hereof, Novartis’ failure to return a copy of such License Agreement that has been executed on behalf of Novartis, within [***] Business Days after the receipt of the executed License Agreement from ImmunoGen shall be a Material Breach by Novartis.  In the event of any failure by ImmunoGen to deliver a copy of the License Agreement as described above, ImmunoGen shall be deemed to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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have granted to Novartis the rights with respect to the Exclusive License consistent with the License Agreement.

(b)           Number of Reserve Options.  Novartis shall have the right to [***] outstanding, unexercised Reserve Options [***] during the Term; provided, that Novartis may not exercise a Holding Option if, at the time of such intended exercise, the number of then outstanding, unexercised Reserve Options equals or exceeds [***].

(c)            Termination of Reserve Options.  Novartis may terminate any outstanding Reserve Option at any time during the Reserve Option Period, effective immediately upon Novartis’ providing written notice of termination to ImmunoGen, which notice shall identify the Reserve Option Target to be terminated (each, a “Terminated Reserve Option”).  Upon termination of a Reserve Option as provided in this Section 3.2(c), the Parties shall have the same rights set forth in Section 3.1(d) hereof with respect to the Target subject to such Terminated Reserve Option as if the Terminated Reserve Option were an Expired Holding Option.

3.3          Number of Exclusive Licenses.  Anything contained in this Agreement to the contrary notwithstanding, Novartis may take Exclusive Licenses to up to a total of six (6) Targets during the Term.  If an Exclusive License is terminated at any time for any reason, such terminated Exclusive License shall nevertheless continue to be counted against the aggregate number of Exclusive Licenses available to Novartis under this Section 3.3.

3.4          Rescission of Exercise of Reserve Option.  Anything contained this Agreement to the contrary notwithstanding, if, in connection with Novartis’ exercise of any Reserve Option, ImmunoGen delivers a Disclosure Letter in connection with the execution and delivery of the applicable License Agreement within [***] Business Days of ImmunoGen’s receipt of the applicable Reserve Option exercise notice, then Novartis shall be entitled to rescind the exercise of such Reserve Option by delivering written notice of such rescission within [***] Business Days of Novartis’ receipt of the Disclosure Letter.  Any failure by ImmunoGen to deliver a Disclosure Letter to Novartis within the applicable [***] Business Day period described above shall be deemed a waiver of ImmunoGen’s right to qualify its representations and warranties in the applicable License Agreement by any information that ImmunoGen may have intended to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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include in such Disclosure Letter.  If ImmunoGen delivers a Disclosure Letter on a timely basis, then any failure by Novartis to deliver a rescission notice to ImmunoGen within the applicable [***] Business Day period described above shall be deemed a waiver of Novartis’ right to rescind the exercise of such Reserve Option pursuant to this Section 3.4, and ImmunoGen’s representations and warranties in the applicable License Agreement shall be qualified by any information contained in such Disclosure Letter.  If a Reserve Option is rescinded pursuant to this Section 3.4, (a) the Exclusive License relating to such Reserve Option shall not be counted against the aggregate number of Exclusive Licenses available to Novartis under Section 3.3 hereof, and (b) the Reserve Option shall remain outstanding in accordance with its original terms; provided, however, that if the Reserve Option Period would have expired at any time within the period beginning on the date that Novartis exercises the Reserve Option and ending on the [***] Business Day after Novartis’ delivery of the rescission notice to ImmunoGen, Novartis shall have the right to exercise a Reserve Option for a different Reserve Option Target (excluding any Reserve Option Target that was the subject of a previous rescission) within [***] Business Days (or such longer period as may be mutually agreed to in writing by the Parties) after Novartis’ delivery of the rescission notice to ImmunoGen.

3.5          Excluded Target Verification.  Subject to the other terms of this Section 3.5, at the request of Novartis (which request may not be given more than [***] Business Days after a Proposed Target has been identified by ImmunoGen as an Excluded Target in a Holding Option Response), at any time during normal business hours within [***] Business Days of ImmunoGen’s delivery to Novartis of written acknowledgement of ImmunoGen’s receipt of such request, ImmunoGen shall permit an independent law firm [***] to inspect (during regular business hours) the relevant records upon which ImmunoGen based its determination that such Proposed Target was an Excluded Target at the time of ImmunoGen’s receipt of the Holding Option Request.  Before permitting such law firm to have access to such records, ImmunoGen may require such law firm to enter into a confidentiality agreement (in form and substance reasonably acceptable to both Parties) as to any confidential information that is to be provided to such law firm while conducting the verification contemplated hereby.  The law firm shall be instructed to provide both Parties with a written report stating its conclusion as to whether

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ImmunoGen’s determination that a Proposed Target was an Excluded Target was correct within [***] days after the completion of its inspection.  Such law firm may not reveal to Novartis any other information learned in the course of such examination, including, without limitation, the basis for ImmunoGen’s determination.  Novartis agrees to treat all information disclosed to it in accordance with this Section 3.5 as ImmunoGen’s Confidential Information, except to the extent necessary for Novartis to enforce its rights under this Agreement.  If the law firm’s report concludes that ImmunoGen’s determination was correct, Novartis shall be responsible for paying all fees and expenses invoiced by the law firm.  If the law firm’s report concludes that ImmunoGen’s determination was incorrect, (a) Novartis shall automatically be deemed to have delivered another Holding Option Request for such Proposed Target as of the date of such determination, (b) ImmunoGen shall be responsible for paying all reasonable fees and expenses invoiced by the law firm [***].

4.             RESEARCH PROGRAM

4.1          Alliance Management.

(a)            Appointment of Alliance Managers.  Promptly after the Effective Date, the Parties shall each appoint a person who shall oversee contact between the Parties for all matters related to the Research Program (the “Alliance Managers”).  The Alliance Managers may, but are not required to be, members of the JRC, but in all events the Alliance Managers shall have the right to attend all meetings of the JRC and may bring to the attention of the JRC any matters or issues either of them reasonably believes should be discussed by such committee.  Each Party may replace its Alliance Manager at any time by written notice to the other Party.

(b)           Responsibilities.  The Alliance Managers shall have the responsibility of creating and maintaining a constructive work environment between the Parties for all matters related to the Research Program.  Without limiting the generality of the foregoing, the Alliance Managers shall:

(i)            identify and bring to the attention of their respective managements any disputes arising between the Parties related to the Research Program in a timely manner,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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including, without limitation, any asserted occurrence of a Material Breach by a Party, and function as the point of first referral in the resolution of each dispute;

(ii)           provide a single point of communication between the Parties with respect to this Agreement and the Parties’ respective activities under the Research Program;

(iii)          plan and coordinate efforts and external communications by or between the Parties with respect to the Research Program;

(iv)          take such steps as may be required to ensure that meetings of the JRC occur as set forth in this Agreement, that procedures are followed with respect to such meetings (including, without limitation, the giving of proper notice and the preparation and approval of minutes) and that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed; and

(v)           undertake such other responsibilities as the Parties may mutually agree in writing.

4.2          Joint Research Committee.

(a)            Mandate and Establishment of Committee.  Promptly after the Effective Date, the Parties shall form a joint research committee (the “JRC”) to serve as a forum for coordination and communication between the Parties with respect to the Research Program.  Within [***] days after the Effective Date, the Parties shall each nominate an equal number of representatives (which shall be no less than two (2) nor more than five (5) each) for membership on the JRC.  Each Party may change its representative(s) as it deems appropriate by written notice to the other Party.  From time to time the JRC may establish one or more sub-teams comprised of an equal number of representatives of both Parties to undertake specific responsibilities of the JRC, which sub-teams shall be governed in the same manner and subject to the relevant requirements set forth herein for the JRC.

(b)           Chair of Committee; Meetings.  The chair of the JRC shall be one of the Novartis representatives on the JRC, as designated by Novartis.  The JRC shall meet on a quarterly basis or other schedule agreed upon by the Parties, unless the Parties mutually agree in advance of any scheduled meeting that there is no need for such meeting.  In such instance, the next JRC meeting shall also be scheduled as agreed upon by the Parties.  The location of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

22

meetings of the JRC shall alternate between ImmunoGen’s offices and Novartis’ offices, unless otherwise agreed by the Parties.  As agreed upon by the Parties, JRC meetings may be face-to-face or may be conducted through teleconferences or videoconferences, provided that at least two (2) JRC meetings during any Calendar Year shall be conducted face-to-face.  In addition to its JRC representatives, each Party shall be entitled to have other employees attend such meetings to present and participate, though not in a decision-making capacity.  Each Party shall bear its own costs and expenses, including travel and lodging expense, that may be incurred by JRC representatives or other attendees at JRC meetings, as a result of such meetings hereunder.  Minutes of each JRC meeting will be issued to members of the JRC by the Alliance Manager (or his or her designee) of one of the Parties on an alternating basis within [***] days after each meeting, and such minutes shall be reviewed and modified as mutually required to obtain approval of such minutes promptly thereafter.

(c)            Decision Making.  Each Party shall have one (1) vote on the JRC.  If the JRC is unable to reach unanimous agreement on any matter within thirty (30) days following the date such matter was first put to a vote, then Novartis shall have the right to cast the deciding vote, but shall only exercise such right in good faith after full consideration of [***] provided, however, that the JRC may not [***] or [***] or any [***] in any manner [***] without the prior written consent of [***].

(d)           Responsibilities.  The JRC shall be responsible for the following:

(i)            overseeing the Research Program;

(ii)           providing a forum for consensual decision making with respect to the Research Program;

(iii)          preparing and approving the Research Plan for each Program Target by Calendar Quarter for each Calendar Year;

(iv)          monitoring the Parties’ compliance with their respective obligations under the Research Plan, including the accomplishment of key objectives, or creating specific technical teams to monitor and report the same to the JRC;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(v)           reviewing and circulating to the Parties data, reports or other information submitted by either Party with respect to work conducted under the Research Program;

(vi)          reviewing and approving any amendments to the Research Plan and evaluating any substantive departures by either Party from the Research Plan; and

(vii)         making such other decisions as may be delegated to the JRC pursuant to this Agreement or by mutual written agreement of the Parties after the Effective Date.

4.3          Research Program.

(a)            Objectives of the Research Program.  The objectives of the Research Program shall be the identification of Ab-Cytotoxic Products directed to one or more Holding Option Targets and/or Reserve Option Targets that (i) consist of one or more Novartis Antibodies conjugated to one or more Cytotoxic Compounds and (ii) are suitable for further development and commercialization as Licensed Products under an Exclusive License.  In the case of ImmunoGen’s conjugation of Cytotoxic Compounds to Antibodies selected by Novartis and [***], the objective of the Research Program is to identify potential Proposed Targets that are suitable for further development and commercialization of Ab-Cytotoxic Products directed to such Targets under this Agreement and an Exclusive License.

(b)           Research Plan.  The JRC shall create a Research Plan describing activities for each Holding Target that is reasonably designed to achieve the objectives of the Research Program and is consistent with the terms of this Agreement.  A Research Plan summary is attached hereto as Schedule C, which summary serves as baseline guidance on a per Program Target basis.  Deviations from the summary attached hereto as Schedule C shall be made on a Program Target-by-Program Target basis as determined by the JRC.  Each amendment, modification and update of the Research Plan shall be set forth in a written document prepared by, or at the direction of, the JRC and approved by the JRC, and shall specifically state that it is an amendment, modification or update to the Research Plan and shall be attached to the minutes of the meeting of the JRC at which such amendment, modification or update was approved by the JRC.  Without limiting the nature or frequency of any other amendments, modifications or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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updates of the Research Plan that may be approved by the JRC, the Research Plan shall be updated at least once prior to the end of each Calendar Quarter to describe the research activities to be carried out by each Party during the next two (2) Calendar Quarters during the Term in conducting the Research Program.  Anything contained in this Agreement to the contrary notwithstanding, (i) ImmunoGen shall invoice Novartis for, and Novartis shall fund and ImmunoGen shall provide, a [***] FTEs per Calendar Year (appropriately pro-rated for the first and last Calendar Years during the Term) during the Term; and (ii) the Research Plan, as the same may be amended, modified or updated, shall not require (A) ImmunoGen to devote [***] FTEs (on an annualized basis) at any given time during the Term to the conjugation of Cytotoxic Compounds to Antibodies selected by Novartis and blinded to ImmunoGen, and (B) ImmunoGen to devote [***] FTEs (on an annualized basis) at any given time during the Term to the conduct of the ImmunoGen Activities, in each case without ImmunoGen’s prior written consent, which consent [***].  Prior to the end of each Calendar Quarter during the Term, the JRC shall determine the number of FTEs to be devoted to the conduct of the ImmunoGen Activities in each of the next two (2) following Calendar Quarters (each a “Rolling Forecast”).  ImmunoGen shall not be required to devote [***] FTEs (on an annualized basis) during the second Calendar Quarter of each Rolling Forecast over the [***] FTEs set forth for the second Calendar Quarter of the immediately preceding Rolling Forecast (or, if less, the [***] FTEs (on an annualized basis) devoted to the ImmunoGen Activities during the Calendar Quarter immediately preceding the Calendar Quarter in question) without ImmunoGen’s prior written consent, which consent [***].  Notwithstanding the foregoing, ImmunoGen shall not be required to devote [***] (x) [***] FTEs (on an annualized basis) during each of the [***] Calendar Quarters during the Term (appropriately pro-rated for the first Calendar Quarter during the Term), and (y) [***] FTEs (on an annualized basis) during the [***] Calendar Quarter during the Term, in each case without ImmunoGen’s prior written consent, which consent [***].

(c)            Conduct of the Research Program.  In consultation with the JRC and in accordance with the objectives of the Research Program, each Party shall be primarily responsible for those tasks and obligations in connection with the Research Program that are

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

25

assigned to it pursuant to this Section 4.3 and the Research Plan.  Without limiting the foregoing, the Parties agree as follows:

(i)            Novartis Activities Under the Research Program.  Subject to ImmunoGen’s conduct of the ImmunoGen Activities, Novartis shall have the sole right and responsibility for all aspects related to the research and early stage development of Ab-Cytotoxic Products directed to Holding Option Targets and Reserve Option Targets under the Research Program, including, without limitation, (A) making all strategic and tactical decisions with respect thereto; (B) assessing alternative product designs; (C) the final selection of the Novartis Antibodies, Cytotoxic Compounds and linkers to be used in such Ab-Cytotoxic Products and the selection of Ab-Cytotoxic Products to be further developed as Licensed Products under an Exclusive License; and (D) the conduct of, at its sole cost and expense, all preclinical studies (including dose range finding studies in animals [***] with respect to the Ab-Cytotoxic Products so selected.

(ii)           ImmunoGen Activities Under the Research Program.  Subject to payment by Novartis of the consideration set forth in Section 4.3(g) hereof, ImmunoGen will use commercially reasonable efforts to perform the ImmunoGen Activities as set forth in the Research Plan, which shall include, but not be limited to: [***].  If, at any time during the performance of the ImmunoGen Activities, ImmunoGen determines that the actual FTE Cost for all ImmunoGen Activities to be performed during a particular Calendar Quarter is expected to exceed the number set forth in the Research Plan for such Calendar Quarter by [***], ImmunoGen shall notify Novartis.  The Parties shall promptly thereafter discuss in good faith whether to incur such additional FTE Cost or whether to decrease the activities to be performed, such that such increased FTE Cost is not incurred.  The JRC shall be the forum for discussions about an extension of ImmunoGen Activities not covered by the budget as laid down in the Research Plan, provided that the JRC may not propose the use of [***] FTEs during a Calendar Quarter as set forth in Section 4.3(b) hereof without the prior written consent of ImmunoGen.  To the extent that the Research Plan calls for ImmunoGen to create Ab-Cytotoxic Products, Novartis shall supply ImmunoGen with quantities of Novartis Antibodies directed to the applicable Holding Option Target or Reserve Option Target, as the case may be, in sufficient

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

26

quantity to enable ImmunoGen to produce such Ab-Cytotoxic Products.  For purposes of clarity, except with respect to the conjugation of Cytotoxic Compounds to Antibodies selected by Novartis and [***] as described elsewhere in this Agreement, in all cases ImmunoGen Activities must relate directly to the research and development of Ab-Cytotoxic Products directed to Program Targets.  ImmunoGen shall provide Novartis status reports of the ImmunoGen Activities on a Program Target-by-Program Target basis as reasonably requested by Novartis.

(d)           Diligence.  Each Party shall use [***] to perform its respective obligations under the Research Program in accordance with the Research Plan and shall commit such resources as are specified in the Research Plan as may be [***] to conduct its activities as set forth therein [***].  Without limiting the foregoing, the Parties shall commit such scientific resources, including, but not limited to, consultants, facilities, equipment and Proprietary Materials, as are [***] to achieve the objectives of the Research Program.

(e)            Compliance.  Each Party shall perform its obligations under the Research Plan in good scientific manner and in compliance in all material respects with all Applicable Laws.  With respect to all Research Materials that ImmunoGen supplies to Novartis in connection with the Research Program, Novartis hereby agrees that (i) it shall not use such materials in any human subject; (ii) it shall use such materials in compliance with all Applicable Laws; and (iii) it shall use such materials solely in connection with the Research Program or an Exclusive License.

(f)            Cooperation.  The Parties shall cooperate in the performance of the Research Program and, subject to the terms of this Agreement and any confidentiality obligations to Third Parties, shall exchange such data, information and materials as are reasonably required for the other Party to perform its obligations under the Research Program.  For purposes of clarity, once Novartis has taken an Exclusive License, all subsequent preclinical and clinical development activities with respect to the applicable Licensed Products shall be conducted in accordance with the terms of such Exclusive License, and not pursuant to the Research Program.

(g)           Research Program Funding.  During the period commencing on the Effective Date and continuing until the expiration of the Term, Novartis shall pay ImmunoGen the FTE Cost for the conduct of ImmunoGen Activities on a quarterly basis in arrears.  Within

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

27

[***] days following the last day of each Calendar Quarter during the Term, ImmunoGen shall provide a report and invoice in the form attached hereto as Schedule B setting forth the aggregate number of hours devoted by ImmunoGen employees in performing ImmunoGen Activities during such Calendar Quarter, [***] FTE [***] FTE [***] Calendar Quarter.  Within [***] days from the date of its receipt of each such invoice, Novartis will pay to ImmunoGen the invoice amount due as reimbursement for the ImmunoGen Activities in accordance with Section 5.4(b) hereof.  If Novartis disputes any charge contained in an invoice, it will pay any undisputed amount in accordance with the preceding sentence, and the disputed amount will be addressed under the dispute resolution provisions of Section 11.12 hereof.

4.4          Supply of Materials.  Except as set forth below, Novartis shall be responsible, at its sole cost, for manufacturing or having manufactured through Affiliates and/or Third Party contract manufacturers, all materials (including, without limitation, all Antibodies, Cytotoxic Compounds and Ab-Cytotoxic Products) to enable it to conduct the Research Program.  Unless otherwise agreed to by the Parties, ImmunoGen’s cost of making Ab-Cytotoxic Product (excluding the cost of the Antibody of any such Ab-Cytotoxic Product) in batches consisting of [***] in connection with the conduct of the ImmunoGen Activities is [***] being charged for such ImmunoGen Activities.  ImmunoGen will also provide relevant free MAY Compound and anti-maytansine Antibody to Novartis for biological and analytical research; provided that ImmunoGen will provide [***] and [***] at [***] with respect to the overall Research Program, with additional amounts of the foregoing to be provided at ImmunoGen’s established standard pricing as consistently applied by ImmunoGen, as reasonably determined to be necessary by the JRC for Novartis to complete such biological research and analytical research.  If, during the Term, Novartis requests that ImmunoGen conduct (a) process development, (b) analytical method development, or (c) manufacturing and/or supply of Ab-Cytotoxic Product in bulk drug substance form for any GLP toxicology studies, clinical studies, or commercial scale-up, but excluding pivotal studies and commercial supply, then the Parties shall negotiate in good faith the terms of a written master services and supply agreement pursuant to which the Parties would from time to time negotiate separate written work orders for each of the activities to be performed thereunder.  In the event that Novartis elects to manufacture or have manufactured Cytotoxic

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Compounds, linkers or Ab-Cytotoxic Products, then ImmunoGen shall (i) provide the Technical Transfer Materials to Novartis for the purpose of enabling Novartis to exercise its rights under this Agreement and the rights that it would obtain under a License Agreement with respect to a specific Ab-Cytotoxic Product [***].

5.             FINANCIAL TERMS

5.1          Upfront Fee.  In consideration of the rights granted to Novartis under this Agreement, Novartis hereby agrees to pay ImmunoGen an upfront fee (the “Upfront Fee”) in the amount of Forty-Five Million U.S. Dollars ($45,000,000.00) payable in accordance with Section 5.4 hereof within [***] days following the Effective Date and receipt of a corresponding invoice substantially in the form attached hereto as Schedule B, which Upfront Fee shall be non-refundable and non-creditable.

5.2          Extension Fees.  In connection with Novartis’ exercise of its right to extend the term of this Agreement beyond the Initial Term or the First Extended Term in accordance with Sections 8.1(b) and 8.1(c) hereof, Novartis hereby agrees in each case to pay ImmunoGen a Term extension fee (the “Extension Fee”) in the amount of [***] payable within [***] days after receipt of a corresponding invoice substantially in the form attached hereto as Schedule B and in accordance with Section 5.4 hereof at any time prior to the expiration of the Initial Term and the First Extended Term, as the case may be, which Extension Fees shall in each case be nonrefundable and non-creditable.

5.3          Reserved.

5.4          Payment Terms.

(a)            No-Set-Off; Tax Withholding.  All payments made by Novartis to ImmunoGen hereunder shall be made without set-off or counterclaim and free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes, if any.  Novartis shall make any applicable withholding payments due on behalf of ImmunoGen and shall provide ImmunoGen with reasonable proof of payment of such withholding taxes, together with an accounting of the calculations of such taxes, within [***] days after such payment is remitted to the proper authority.  Any withheld tax remitted by Novartis to the proper authority shall be

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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treated as having been paid by Novartis to ImmunoGen for all purposes of this Agreement.  The Parties will cooperate reasonably in completing and filing documents required under the provisions of any Applicable Laws in connection with the making of any required withholding tax payment, or in connection with any claim to a refund of or credit for any such payment.

(b)           Wire Transfers.  All payments hereunder shall be made to ImmunoGen in U.S. Dollars by bank wire transfer in immediately available funds to the account designated by ImmunoGen in the invoice for such payments; provided, however, that payment by means of a [***] and delivered to the address for ImmunoGen provided in accordance with Section 11.1 hereof shall not be deemed a breach of this Section 5.4(b); and provided, further, that the date of payment by [***] shall be the date of ImmunoGen’s [***].

5.5          Overdue Payments.   Subject to the other terms of this Agreement, any payments hereunder not paid within the applicable time period set forth herein shall bear interest from the due date until paid in full, at a rate per annum equal to the lesser of (a) the [***] month LIBOR rate for United States Dollars, as reported by The Wall Street Journal, [***] or (b) the maximum interest rate permitted by applicable law in regard to such payments, calculated on the number of days such payments are paid after the date such payments are due; provided, that with respect to any disputed payments, no interest payment shall be due until such dispute is resolved and the interest which shall be payable thereon shall be based on the finally-resolved amount of such payment, calculated from the original date on which the disputed payment was due through the date on which payment is actually made.  Such payment when made shall be accompanied by all interest so accrued.  Such interest and the payment and acceptance thereof shall not negate or waive the right of ImmunoGen to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment.

6.             TREATMENT OF CONFIDENTIAL INFORMATION

6.1          Confidentiality.

(a)            Confidentiality Obligations.  ImmunoGen and Novartis each recognizes that the other Party’s Confidential Information constitutes highly valuable assets of such other Party.  ImmunoGen and Novartis each agrees that, subject to Section 6.1(b) hereof, during the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Term and for an additional [***] years thereafter, (i) it will not disclose, and will cause its Affiliates (and, in the case of Novartis, its Permitted Third Party Service Providers) not to disclose, any Confidential Information of the other Party and (ii) it will not use, and will cause its Affiliates (and, in the case of Novartis, its Permitted Third Party Service Providers) not to use, any Confidential Information of the other Party, in either case, except as expressly permitted hereunder.  Without limiting the generality of the foregoing, each Party shall take such action, and shall cause its Affiliates (and, in the case of Novartis, its Permitted Third Party Service Providers) to take such action, to preserve the confidentiality of the other Party’s Confidential Information as such Party would customarily take to preserve the confidentiality of its own Confidential Information and shall, in any event, use at least reasonable care to preserve the confidentiality of the other Party’s Confidential Information.

(b)           Limited Disclosure.  Each Receiving Party shall be entitled to disclose the Disclosing Party’s Confidential Information to employees, consultants, subcontractors and Affiliates of the Receiving Party to enable the Receiving Party to exercise its rights or to carry out its responsibilities under this Agreement, provided that such disclosure shall only be made to persons who are bound by written obligations as described in Section 6.1(c) hereof.  In addition, the Receiving Party may disclose the Disclosing Party’s Confidential Information to the extent such disclosure (i) is reasonably necessary to file, prosecute or maintain patents or patent applications, or to file, prosecute or defend litigation related to patents or patent applications in accordance with this Agreement, or (ii) as required by Applicable Laws, provided that in the case of any disclosure under this clause (ii), the Receiving Party shall (A) if practicable, provide the Disclosing Party with reasonable advance notice of and an opportunity to comment on any such required disclosure, (B) if requested by the Disclosing Party, cooperate in all reasonable respects with the Disclosing Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the Disclosing Party’s expense, and (C) use good faith efforts to incorporate the comments of the Disclosing Party in any such disclosure or request for confidential treatment or a protective order.

(c)            Employees, Consultants and Subcontractors.  ImmunoGen and Novartis each hereby represents and warrants that all of its employees, consultants and subcontractors,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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and all of the employees, consultants and subcontractors of its Affiliates, who participate in the activities contemplated by this Agreement or who otherwise have access to Confidential Information of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information in confidence and not to use such information except as expressly permitted hereunder.  Each Party agrees to use, and to cause its Affiliates (and, in the case of Novartis, its Permitted Third Party Service Providers) to use, reasonable efforts to enforce such obligations.

6.2          Publicity.  The Parties acknowledge that the terms of this Agreement constitute the Confidential Information of each Party and may not be disclosed except as permitted by Section 6.1(b) hereof.  In addition, either Party may disclose the terms of this Agreement (a) on a need-to-know basis to such Party’s legal, accounting and financial advisors and (b) as reasonably necessary in connection with any actual or potential (i) debt or equity financing of such Party or (ii) purchase by any Third Party of all the outstanding capital stock or all or substantially all of the assets of such Party or any merger or consolidation involving such Party; provided that ImmunoGen shall not disclose the identity of any Program Targets, the form of Research Plan, and any specific Research Plans under this clause (b); and provided further that in each case the Person to whom the terms of this Agreement is to be disclosed agrees in writing to maintain the confidentiality of such information with terms at least as protective as those contained in Section 6.1(a) hereof.  Anything contained in this Agreement to the contrary notwithstanding, upon the execution of this Agreement ImmunoGen may issue a press release with respect to this Agreement (the final form of which shall have been reviewed by Novartis prior to the Effective Date) and either Party may make subsequent and repeated public disclosure of the contents thereof without further approval of the other Party.  After issuance of such press release, neither Party shall publish, present or otherwise disclose publicly any material related to events arising under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided that notwithstanding the foregoing, (A) neither Party will be prevented from complying with any duty of disclosure it may have pursuant to Applicable Laws; and (B) either Party shall be permitted to publish such material in scientific journals or present such material at scientific conferences in accordance with

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Section 6.3 hereof.  Either Party may make subsequent and repeated public disclosure of the contents of any disclosures permitted by the preceding sentence without the prior written consent of the other Party.

6.3          Publications and Presentations.  The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder.  Each Party agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, the results of the Research Program to the extent such results refer to, derive from or otherwise relate to the Licensed Intellectual Property (the “Covered Results”) without the prior review by and approval of the other Party; provided, that it shall not be deemed unreasonable for Novartis to withhold its consent to any request by ImmunoGen to publish or present any Covered Results prior to the publication or dissemination of such Covered Results by Novartis.  Each Party shall provide to the other Party the opportunity to review each of the submitting Party’s proposed abstracts, manuscripts or presentations (including, without limitation, information to be presented verbally) that relate to the Covered Results at least [***] days prior to its intended presentation or submission for publication, and such submitting Party agrees, upon written request from the other Party given within such [***] day period, not to submit such abstract or manuscript for publication or to make such presentation until the other Party is given up to [***] days from the date of such written request to seek appropriate patent protection for any Covered Rights in such publication or presentation that it reasonably believes may be patentable.  Once such abstracts, manuscripts or presentations have been reviewed and approved by each Party, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication.  Each Party also shall have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.  In any permitted publication or presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary industry standards.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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6.4          Integration.  As to the subject matter of this Agreement, this Section 6 supersedes any confidential disclosure agreements between the Parties, including, without limitation, the Confidentiality Agreement.  Any confidential information of a Party under any such agreement relating to the subject matter of this Agreement shall be treated as Confidential Information of such Party hereunder, subject to the terms of this Section 6.

7.             PROVISIONS CONCERNING THE FILING, PROSECUTION AND
MAINTENANCE OF PATENT RIGHTS

7.1          Ownership of Intellectual Property; Disclosure.  Except as otherwise expressly provided herein, all inventions and discoveries governed by this Agreement shall be owned based on inventorship, as inventorship is determined in accordance with United States patent law.

(a)            Solely-Owned Technology.  Anything contained in this Agreement to the contrary notwithstanding, as between the Parties (i) ImmunoGen shall be the sole owner of the Licensed Intellectual Property (other than the Joint Program Technology and Joint Improvements included therein), and (ii) Novartis shall be the sole owner of Novartis Improvements and any Patent Rights claiming Novartis Improvements.

(b)           Jointly-Owned Technology.  All Joint Program Technology and Joint Improvements shall be jointly owned by ImmunoGen and Novartis.  The Parties shall also jointly own any Patent Rights claiming such Joint Program Technology and Joint Improvements.

(c)            Disclosure.  Each Party shall provide to the other Party any invention disclosure related to any Joint Program Technology or Joint Improvements within [***] days after such Party receives such disclosure from its employees or others obligated to assign or license inventions to such Party or any Affiliate of such Party.  Novartis shall have no obligation to disclose Novartis Research Inventions to ImmunoGen.

7.2          Patent Filing, Prosecution and Maintenance.

(a)            Licensed Patent Rights.  ImmunoGen, acting through patent counsel or agents of its choice, shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Licensed Patent Rights (other than Licensed Patent Rights claiming Joint Program Technology or Joint Improvements).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b)           Novartis Inventions.  Novartis, acting through patent counsel or agents of its choice, shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Patent Rights claiming the Novartis Antibody, a Specific Ab-Cytotoxic Product or any other Novartis inventions (including Novartis Improvements but excluding any Licensed Patent Rights).

(c)            Joint Program Technology and Joint Improvements.

(i)            Novartis, acting through patent counsel and agents of its choice, shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Patent Rights claiming Joint Program Technology.

(ii)           ImmunoGen, acting through patent counsel and agents of its choice, shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Patent Rights claiming Joint Improvements.

(iii)          The Party undertaking the responsibility for the filing, prosecution and maintenance of any Patent Rights claiming Joint Program Technology or Joint Improvements will keep the other Party reasonably informed of the status of such filing, prosecution and maintenance, including, without limitation, by using commercially reasonable efforts to provide the other Party a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantially narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that the other Party has a reasonable opportunity to review and comment.

(d)           Cooperation.  Each Party agrees to cooperate reasonably with the other Party in the preparation, filing, prosecution and maintenance of any Patent Rights resulting from activities conducted pursuant to this Agreement.  Such cooperation includes, but is not limited to, executing all papers and instruments, or requiring employees or others to execute such papers or instruments, so as to effectuate the ownership of such Patent Rights and to enable the filing and prosecution thereof in any country or region.  In addition, the Parties shall reasonably cooperate

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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with each other in obtaining patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory where applicable to the Licensed Patent Rights.

7.3          Abandonment.  If Novartis decides to abandon or allow to lapse, or otherwise determines not prosecute, any of the Patent Rights claiming Novartis Improvements or Patent Rights claiming Joint Program Technology for which Novartis is the filing party under Sections 7.2(b) and 7.2(c)(i) hereof in any country or region in the Territory, Novartis shall inform ImmunoGen of such decision promptly and, in any event, so as to provide ImmunoGen a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region.  ImmunoGen shall have the right to assume responsibility for continuing the prosecution of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, in each case at ImmunoGen’s sole expense and through patent counsel or agents of its choice.  ImmunoGen shall not become an assignee of Novartis’ interest in such Patent Rights claiming Novartis Improvements or Joint Program Technology as a result of its assumption of such responsibility.  Upon transfer of Novartis’ responsibility for prosecuting, maintaining and defending any of the Patent Rights claiming Novartis Improvements or Joint Program Technology, Novartis shall promptly deliver to ImmunoGen copies of all necessary files related to such Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for ImmunoGen to assume such prosecution, maintenance and defense of such Novartis Improvements or Joint Program Technology.

7.4          Third Party Infringement.

(a)            Licensed Patent Rights.  Subject to any rights granted to Novartis and its Affiliates pursuant to any License Agreement, ImmunoGen shall have all rights, at its own expense, to bring suit (or other appropriate legal action) against any and all actual or suspected infringement of the Licensed Patent Rights (other than Patent Rights claiming Joint Program Technology).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b)           Novartis Improvements.  Novartis shall have all rights, at its own expense, to bring suit (or other appropriate legal action) against any and all actual or suspected infringement of Patent Rights claiming Novartis Improvements or Joint Program Technology.

7.5          Cooperation.  Each Party shall give notice to the other Party of any actual or suspected infringement by a Third Party of any Licensed Patent Rights and shall execute all papers and perform such other acts (other than monetary) as may be reasonably required to maintain any infringement suit brought in accordance with Section 7.4 hereof (including giving legal consent for bringing such suit, and agreeing to be named as a plaintiff in such suit or otherwise joining such suit), and at its option and expense, may be represented in such suit by counsel of its choice.

7.6          No Obligation.  Neither Party shall have any obligation to the other Party under this Agreement to pay any fees or costs: (a) for the other Party’s bringing of a lawsuit or other action to enforce any Licensed Patent Rights or Patent Rights claiming Novartis Improvements, or any other patent owned by a Party against actual or suspected infringement or (b) for the other Party to obtain for its own benefit independent business or legal advice concerning any of the Patent Rights set forth in clause (a) above.

8.             TERM AND TERMINATION

8.1          Term.

(a)            Initial Term.  The term of this Agreement shall commence on the Effective Date and shall continue until the third (3rd) anniversary of the Effective Date, subject to earlier termination in accordance with Section 8.2 hereof (the “Initial Term”).

(b)           First Extended Term.  If this Agreement has not been terminated in accordance with Section 8.2 hereof (other than termination by Novartis in accordance with Section 8.2(b) hereof) on or before the expiration of the Initial Term, Novartis may extend the term of this Agreement from the end of the Initial Term until the fourth (4th) anniversary of the Effective Date, subject to earlier termination in accordance with Section 8.2 hereof (the “First Extended Term”), by providing written notice and by paying the Extension Fee in accordance with Section 5.2 hereof at any time prior to the expiration of the Initial Term.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(c)            Second Extended Term.  If this Agreement has not expired or been terminated in accordance with Section 8.2 hereof (other than termination by Novartis in accordance with Section 8.2(b) hereof) on or before the expiration of the First Extended Term, Novartis may extend the term of this Agreement from the end of the First Extended Term until the fifth (5th) anniversary of the Effective Date, subject to earlier termination in accordance with Section 8.2 hereof (the “Second Extended Term”), by providing written notice and by paying another Extension Fee (in addition to the Extension Fee paid or payable with respect to the First Extended Term) in accordance with Section 5.2 hereof at any time prior to the expiration of the First Extended Term.  The Initial Term, together with the First Extended Term and the Second Extended Term, if applicable, shall be referred to herein collectively as the “Term.”  The foregoing notwithstanding, the Term shall automatically expire once Novartis has taken the maximum number of Exclusive Licenses available to Novartis pursuant to Section 3.3 hereof.

8.2          Termination.  Subject to the other terms of this Agreement:

(a)            Voluntary Termination by Novartis.  Novartis shall have the right to terminate this Agreement at any time upon not less than [***] days’ prior written notice to ImmunoGen.

(b)           Termination for Breach.  Either Party may terminate this Agreement, effective upon written notice to the other Party, upon any breach by the other Party of any material obligation or condition of this Agreement (a “Material Breach”) that remains uncured [***] days [***] days if the breach is a failure by Novartis to make any payment required hereunder) after the non-breaching Party first gives written notice of such breach to the other Party describing such Material Breach in reasonable detail; provided, however, that if the nature of the asserted breach (other than a breach for non-payment) is such that more than [***] days are reasonably required to cure, then the cure period shall be extended for a period not to exceed an additional [***] days so long as the Party seeking to cure the asserted breach is diligently pursuing such cure to completion.  Anything contained in this Agreement to the contrary notwithstanding and subject to the proviso of this sentence, if the allegedly breaching Party (i) disputes either (A) whether a Material Breach has occurred or (B) whether the Material Beach has been timely cured, and (ii) provides written notice of that Dispute to the other Party within

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

38

the above time periods, then the matter will be addressed under the dispute resolution provisions of Section 11.12, and the Party asserting the breach may not terminate this Agreement until it has been determined under Section 11.12 that the allegedly breaching Party is in Material Breach of this Agreement, and such breaching Party further fails to cure such breach within [***] days (or such longer or shorter period as determined by the arbiter of such dispute resolution) after the conclusion of the dispute resolution procedure; provided, however, that the foregoing shall not apply to any breach for non-payment of any payments required hereunder.  Anything contained in this Agreement to the contrary notwithstanding, if the asserted Material Breach is cured or shown to be non-existent within the applicable cure period, the first notice of breach hereunder shall be deemed automatically withdrawn and of no effect.

(c)            Termination for Insolvency.  To the extent allowed by Applicable Laws, if either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers the appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [***] days of the filing thereof, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.  In connection therewith, all rights and licenses granted under this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(56) of the United States Bankruptcy Code.  If either Party undergoes a voluntary dissolution or winding-up of its affairs, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.

8.3          Consequences of Expiration or Termination.  Upon expiration or earlier termination of this Agreement by either Party under Section 8.2 hereof, the following provisions shall apply:

(a)            Expiration or Earlier Termination by ImmunoGen under Section 8.2(b) or 8.2(c) or by Novartis under Section 8.2(a).  If this Agreement expires in accordance with its terms or is earlier terminated by ImmunoGen under Section 8.2(b) or 8.2(c) hereof or by Novartis under Section 8.2(a) hereof, then (i) the license granted by ImmunoGen to Novartis pursuant to Section 2.1 hereof shall immediately terminate, and Novartis shall discontinue the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

39

use of any Licensed Technology [***] except to the extent provided in any outstanding Exclusive License; (ii) all unexercised Holding Options and Reserve Options granted by ImmunoGen pursuant to Sections 3.1(a) and 3.1(b) hereof shall immediately terminate; and (iii) each Party shall promptly return or destroy all Confidential Information of the other Party, provided that each Party may retain, subject to Section 6 hereof, (A) one (1) copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (B) any Confidential Information of the other Party contained in its laboratory notebooks or databases, and (C) any Confidential Information of the other Party to the extent reasonably required to exercise its rights and perform its obligations under any outstanding Exclusive License.  Notwithstanding the foregoing, no Exclusive License granted or related License Agreement executed as of the date of termination shall be affected by any termination of this Agreement.

(b)           Termination by Novartis under Section 8.2(b) or 8.2(c).  If this Agreement is terminated by Novartis under Section 8.2(b) or 8.2(c) hereof, then (i) the license granted by ImmunoGen to Novartis pursuant to Section 2.1 hereof shall survive until the earlier of (A) the [***] anniversary of the Effective Date or (B) the date on which Novartis shall have taken the maximum number of Exclusive Licenses available to Novartis pursuant to Section 3.3 hereof; (ii) such license shall be expanded to permit Novartis and its Affiliates to perform any and all activities in connection with the Research Program that would otherwise have been performed by ImmunoGen; (iii) Novartis’ obligations under Section 5.2 hereof shall thereafter cease; (iv) Novartis’ right to take Holding Options, Reserve Options and Exclusive Licenses, subject to the terms and conditions of Section 3 hereof, shall survive until the [***] anniversary of the Effective Date, provided that no Holding Option Period or Reserve Option Period shall extend beyond the [***] anniversary of the Effective Date; (v) ImmunoGen shall (A) provide the Technical Transfer Materials to Novartis for the purpose of enabling Novartis to exercise its rights set forth in clauses (i) and (ii) of this Section 8.3(b), and (B) use commercially reasonable efforts to provide Novartis with technical advice in its use of such Technical Transfer Materials; and (vi) each Party shall promptly return or destroy all Confidential Information of the other Party, provided that each Party may retain, subject to Section 6 hereof, (A) one (1) copy of the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

40

Confidential Information of the other Party in its archives for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder and (B) any Confidential Information of the other Party contained in its laboratory notebooks or databases.  Notwithstanding the foregoing, and subject to Section 6 hereof, Novartis may retain and use ImmunoGen’s Confidential Information in connection with the exercise of its rights set forth in clauses (i) and (ii) of this Section 8.3(b).

8.4          Remedies.  Except as otherwise expressly set forth in this Agreement, the termination provisions of this Section 8 are in addition to any other relief and remedies available to either Party at law or in equity.

8.5          Surviving Provisions.  Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Sections 2.2, 2.3, 2.4, 2.5, 4.3(g), 5.4, 5.5, 6, 7, 8.3, 8.4, 8.5, 9.3, 10 and 11 as well as any rights or obligations otherwise accrued hereunder (including any accrued payment obligations), shall survive the expiration or termination of the Term of this Agreement.  Without limiting the generality of the foregoing, Novartis shall remain liable for all payment obligations accruing hereunder prior to the effective date of termination.

9.             REPRESENTATIONS AND WARRANTIES

9.1          ImmunoGen Representations.  ImmunoGen represents and warrants to Novartis that:

(a)            the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate ImmunoGen corporate action;

(b)           this Agreement is a legal and valid obligation binding upon ImmunoGen and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which ImmunoGen is a party or by which it is bound;

(c)            to ImmunoGen’s knowledge, as of the Effective Date none of the issued patents within the Licensed Patent Rights is invalid or unenforceable;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

41

(d)                                  to ImmunoGen’s knowledge (without having conducted, or having any duty to conduct, any inquiry), as of the Effective Date, Novartis’ use of the Licensed Intellectual Property pursuant to the license granted hereunder to Novartis does not infringe the issued patents of any Third Party;

(e)                                   as of the Effective Date, ImmunoGen has received no notice from a Third Party claiming that the use of the Licensed Intellectual Property pursuant to the license granted hereunder to Novartis will infringe the issued patents of any such Third Party; and

(f)                                     as of the Effective Date, there is no pending or, to ImmunoGen’s knowledge (without having conducted, or having any duty to conduct, any inquiry), threatened, litigation that alleges that the use of the Licensed Intellectual Property pursuant to the license granted hereunder to Novartis would infringe or misappropriate any intellectual property rights of any Third Party.

9.2                               Novartis Representations.  Novartis represents and warrants to ImmunoGen that:

(a)                                   the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Novartis corporate action; and

(b)                                  this Agreement is a legal and valid obligation binding upon Novartis and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which Novartis is a party or by which it is bound.

9.3                               Warranty Disclaimers.

(a)                                   Nothing in this Agreement is or shall be construed as a warranty or representation by ImmunoGen (i) as to the validity or scope of any patent application or patent within the Licensed Patent Rights or (ii) that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of Third Parties.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b)                                  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT, AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

9.4                               Covenant.  ImmunoGen agrees to use [***] to maintain the right, to (a) use the Licensed Technology and Licensed Patent Rights existing as of the Effective Date as is necessary to fulfill its obligations under this Agreement; and (b) grant the license under the Licensed Patent Rights granted pursuant to this Agreement.

10.                               INDEMNIFICATION; LIABILITY

10.1                        Indemnification.

(a)                                   Novartis Indemnity.  Novartis shall indemnify, defend and hold harmless ImmunoGen, its Affiliates, their respective directors, officers, employees, consultants and agents, and their respective successors, heirs and assigns (the “ImmunoGen Indemnitees”), against all liabilities, damages, losses and expenses (including, without limitation, reasonable attorneys’ fees and expenses of litigation) (collectively, “Losses”) incurred by or imposed upon the ImmunoGen Indemnitees, or any of them, as a direct result of any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters (collectively, “Third Party Claims”), arising out of (i) the Material Breach of this Agreement by Novartis; (ii) the conduct of the Research Program by Novartis or any of its Affiliates or Third Party subcontractors; or (iii) the gross negligence or willful misconduct of Novartis; except in each case to the extent any such Third Party Claim or Losses result from a Material Breach of this Agreement by, or the gross negligence or willful misconduct of, ImmunoGen, or the conduct of the Research Program by ImmunoGen or any of its Affiliates or Third Party subcontractors; provided that with respect to any such Third Party Claim for which

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ImmunoGen also has an obligation to any Novartis Indemnitee pursuant to Section 10.1(b) hereof, Novartis shall indemnify each ImmunoGen Indemnitee for its Losses to the extent of Novartis’ responsibility, relative to ImmunoGen (or to Persons for whom the ImmunoGen is legally responsible), for the facts underlying the Third Party Claim.

(b)                                  ImmunoGen Indemnity.  ImmunoGen shall indemnify, defend and hold harmless Novartis, its Affiliates, their respective directors, officers, employees, consultants and agents, and their respective successors, heirs and assigns (the “Novartis Indemnitees”), from and against any Losses incurred by or imposed upon the Novartis Indemnitees, or any of them, as a direct result of any Third Party Claims arising out of (i) the Material Breach of this Agreement by ImmunoGen; (ii) the conduct of the Research Program by ImmunoGen or any of its Affiliates or Third Party subcontractors; or (iii) the gross negligence or willful misconduct of ImmunoGen; except in each case to the extent any such Third Party Claim or Losses result from a Material Breach of this Agreement by, or the gross negligence or willful misconduct of, Novartis, or the conduct of the Research Program by Novartis or any of its Affiliates or Third Party subcontractors; provided that with respect to any such Third Party Claim for which Novartis also has an obligation to any ImmunoGen Indemnitee pursuant to Section 10.1(a) hereof, ImmunoGen shall indemnify each Novartis Indemnitee for its Losses to the extent of ImmunoGen’s responsibility, relative to Novartis (or to Persons for whom Novartis is legally responsible), for the facts underlying the Third Party Claim.

10.2                        Conditions to Indemnification.  A Person seeking indemnification under Section 10.1 hereof (the “Indemnified Party”) in respect of a Third Party Claim shall give prompt notice of such Third Party Claim to the Party from which recovery is sought (the “Indemnifying Party”) and shall permit the Indemnifying Party to assume direction and control of the defense of the Third Party Claim, provided that the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the defense or settlement of such Third Party Claim as the defense or settlement relates to the Indemnified Party, and (b) shall not settle or otherwise resolve such Third Party Claim without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided that the Indemnifying Party may, without the Indemnified Party’s prior written consent,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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agree or consent to any settlement or other resolution of such Third Party Claim which requires solely money damages paid by the Indemnifying Party, and which includes as an unconditional term thereof the giving by such claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such Third Party Claim.

10.3                        Insurance Proceeds.  Any indemnification payment hereunder shall be made net of any insurance proceeds which the Indemnified Party is entitled to recover; provided, however, that if, following the payment to the Indemnified Party of any amount under this Section 10, such Indemnified Party becomes entitled to recover any insurance proceeds in respect of the claim for which such indemnification payment was made, the Indemnified Party shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

10.4                        Limited Liability.  [***] NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (1) ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM LOSS OF PROFITS OR LOSS OF BUSINESS), OR (2) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, EVEN IF EITHER PARTY IS INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IF THE REMEDIES PROVIDED FOR IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE.

11.                               MISCELLANEOUS

11.1                        Notices.  All notices and communications shall be in writing and delivered personally or by courier or mailed via certified mail, return receipt requested, postage prepaid, addressed as follows:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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If to ImmunoGen:                                                ImmunoGen, Inc.

830 Winter Street

Waltham, MA 02451

Attn:  Vice President, Business Development

Fax: [***]

with a copy to:                                                               ImmunoGen, Inc.

830 Winter Street

Waltham, MA 02451

Attn:  Alliance Management

Fax: [***]

If to Novartis:                                                                     Novartis Institutes for BioMedical Research, Inc.

250 Massachusetts Avenue

Cambridge, MA 02139

Attn:  General Counsel

Fax:  [***]

Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) one (1) Business Day after deposit with a nationally recognized overnight express courier with charges prepaid, or (b) five (5) Business Days after mailed by certified mail, postage prepaid, in each case addressed to the receiving Party at its address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 11.1.

11.2                        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.

11.3                        Entire Agreement.  This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any prior or contemporaneous agreements, understandings, negotiations or correspondence between the Parties, written or oral (including, without limitation, the Confidentiality Agreement) concerning the subject matter hereof.

11.4                        Amendment and Waiver.  This Agreement may be amended, modified or changed only by a written instrument executed by the Party to be bound.  No term of this

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Agreement will be deemed to have been waived and no breach excused, unless such waiver or consent shall be in writing and signed by the Party claiming to have waived or consented.  Any consent by any Party to, or waiver of, a breach by the other, whether express or implied, shall not constitute consent to, or waiver of, or excuse for, any other different or subsequent breach.

11.5                        Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  Except as set forth in Section 10 hereof, no Third Party (including, without limitation, employees of either Party) shall have or acquire any rights by reason of this Agreement.

11.6                        Purpose and Scope.  The Parties hereto understand and agree that this Agreement is limited to the activities, rights and obligations as expressly set forth herein.  Nothing in this Agreement shall be construed to establish any agency, employment, partnership, joint venture, franchise or similar or special relationship between the Parties.  Neither Party shall have the right or authority to assume or create any obligations or to make any representations, warranties or commitments on behalf of the other Party, whether express or implied, or to bind the other Party in any respect whatsoever.  Except as expressly set forth elsewhere in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

11.7                        Headings.  Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

11.8                        Assignment.  Neither Party may assign this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, except that such consent shall not be required in connection with any assignment to an Affiliate of the assigning Party, or to a Third Party in connection with a sale or transfer of the business to which this Agreement relates, or to any successor Person resulting from any merger or consolidation of such Party with or into such Person, provided that the assignee shall have agreed in writing to assume all of the assignor’s obligations hereunder, and provided, further, that the other Party shall be notified promptly after such assignment has been effected.  Any such assignment shall not relieve the assigning Party of any liabilities or obligations owed to the other

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Party hereunder, including, without limitation, in the case of Novartis, the payment of any amounts described in Sections 4.3 and 5 hereof.

11.9                        Force Majeure.  Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party, provided that financial inability in and of itself shall not be considered to be a force majeure event.  In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

11.10                 Interpretation.  The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.  In addition, unless the context otherwise requires, wherever used in this Agreement: (i) the singular shall include the plural, the plural the singular; (ii) the use of any gender shall be applicable to all genders; (iii) the word “or” is used in the inclusive sense (and/or); (iv) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (v) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement; and (vi) all references to “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature.

11.11                 Severability.  If any provision of this Agreement shall be held by a court of competent jurisdiction, or declared under any law, rule or regulation of any government having jurisdiction over the Parties hereto, to be illegal, invalid or unenforceable, then such provision will, to the extent permitted by the court or government, not be voided, but will instead be construed to give effect to the intentions of the Parties to the maximum extent permissible under applicable law, and the remainder of this Agreement will remain in full force and effect in accordance with its terms.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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11.12                 Dispute Resolution.  The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the Term relating to the conduct of the Research Program, either Party’s rights or obligations hereunder or otherwise relating to the validity, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of this Agreement but excluding any determination of the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Patent Rights (hereinafter, a “Dispute”).  In the event of the occurrence of any such Dispute, the Parties shall, by written notice to the other Party, have such Dispute referred to their respective senior officers designated below, for attempted resolution by good faith negotiations commencing promptly after such notice is received.  Said designated senior officials of the Parties are as follows:

For Novartis:	Designated officer with full settlement authority; and
For ImmunoGen:	Chief Executive Officer.

In the event the designated senior officials are not able to resolve such Dispute, the Parties may seek to mediate their Dispute, on terms and with a mediator mutually agreeable to the Parties, or may seek to arbitrate their Dispute, on mutually agreed upon terms and conditions, but neither Party shall be required or obligated to mediate or arbitrate and the dispute resolution provisions of this Section 11.12 are in addition to any other relief or remedies available to either Party at law or equity.

11.13                 Patent Disputes.  Anything contained in this Agreement to the contrary notwithstanding, with respect to any dispute, controversy or claim between the Parties that involves the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Patent Rights (a) that are issued in the United States shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in [***]; and (b) that are issued in any other country (or region) shall be brought before an appropriate regulatory or administrative body or court in that country (or region), and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

11.14                 Interim Equitable Relief.  Anything contained in this Agreement to the contrary notwithstanding, if a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedures set forth in Section 11.12 hereof, such Party may seek a

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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temporary injunction or other interim equitable relief in a court of competent jurisdiction pending the resolution of the Dispute in accordance with Section 11.12 hereof.  Any such remedies will be in addition to all other remedies available by law or at equity to the injured Party.

11.15                 Prohibition on Solicitation.  Without ImmunoGen’s prior written consent, neither Novartis nor any of its Affiliates shall, during [***], solicit, directly or indirectly, for hire or engagement any person who is at the time an employee of ImmunoGen or any of its Affiliates.  Notwithstanding the foregoing, this Section 11.15 shall not restrict either Novartis or any of its Affiliates from advertising employment opportunities or engaging in other activity directed towards recruitment of personnel, in each case if and to the extent that such advertising or activities do not specifically target employees of ImmunoGen or its Affiliates.  For purposes of clarity and not limitation, any breach of this Section by Novartis or any of its Affiliates shall be not be deemed a [***]; provided however, if Novartis or any of its Affiliates breaches this Section and then, during the Term, hires the Person whose solicitation gave rise to such breach as an employee (whether on a temporary or permanent basis, or a part- or full-time basis) or engages for the services of such Person either as a consultant, independent contractor or any other capacity for the benefit of Novartis or any of its Affiliates, then ImmunoGen shall have the right to assert that such breach of this Section constituted a [***].  If the Parties agree, or it is otherwise finally determined in accordance with the terms of this Agreement, that such [***], ImmunoGen’s sole remedy for such [***] shall be to [***].  Novartis shall indemnify any ImmunoGen Indemnitees in accordance with Section 10 hereof with respect to any Losses incurred by or imposed upon them as a direct result of any Third Party Claim arising out of ImmunoGen’s exercise of its sole remedy described above.

11.16                 Further Assurances.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all other such acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

11.17                 Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that both Parties need not sign the same counterpart.  If any signature is

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

11.19                 Privacy of Personal Information.

(a)                                   In the course of performance of this Agreement, ImmunoGen may acquire the Personal Information of individuals from various sources and countries.  ImmunoGen will, and will cause its Affiliates and agents to, process all Personal Information it acquires under or in connection with this Agreement in compliance with all applicable data protection laws, including but not limited to the data protection laws of the European Union, European Economic Area, Switzerland, the United States and various localities therein.  ImmunoGen acknowledges that the requirements under such data protection laws may exceed the requirements applicable to confidential information set forth in Section 6 hereof.  Novartis may, on reasonable prior notice, audit ImmunoGen’s compliance with such data protection laws.

(b)                                  This Agreement contains the Personal Information of one or more individuals.  This Agreement, and the Personal Information contained herein, from time to time may be transferred to, stored or otherwise processed in the United States or other countries that have privacy and data protection laws that differ from, or are not as stringent as, those where the Agreement was executed or where the individual(s) resides.  The Personal Information disclosed in this Agreement will be used for the purposes of administration and enforcement of this Agreement and/or other actual or potential legal and business transactions involving the Parties.  Storage or processing of Personal Information disclosed in this Agreement may be electronic and/or off line.  Execution and delivery of this Agreement constitutes the representation by each Party to this Agreement that if required by the privacy laws applicable to such individuals, the individuals identified herein by such Party have been notified of and have consented to, the transfer, storage, and processing of such Personal Information, as described in this paragraph.

(c)                                   Anything contained in this Agreement to the contrary notwithstanding, Novartis acknowledges and agrees that any breach by ImmunoGen of the representations, warranties and covenants set forth in this Section 11.19 shall not constitute a Material Breach.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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11.20                 Corporate Citizenship.  Novartis gives preference to third parties who share Novartis’ societal and environmental values, as set forth in the Novartis Policy on Corporate Citizenship and Novartis Corporate Citizenship Guideline #5, both of which are attached as Schedule D and incorporated herein by reference.  Accordingly, ImmunoGen represents and warrants that this Agreement will be performed in material compliance with all Applicable Laws and regulations, including, without limitation, laws and regulations relating to health, safety and the environment, fair labor practices and unlawful discrimination.  Anything contained in this Agreement to the contrary notwithstanding, Novartis acknowledges and agrees that any breach by ImmunoGen of the representations, warranties and covenants set forth in this Section 11.20 shall not constitute a Material Breach, and that Novartis’ sole remedy in connection with any such breach shall be its right to terminate this Agreement pursuant to Section 8.2(a) hereof.

[Remainder of page intentionally left blank.]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

IMMUNOGEN, INC.		NOVARTIS INSTITUTES FOR
BIOMEDICAL RESEARCH, INC.

By:	/s/ Peter Williams	By:	/s/ Christian Klee

Name:	Peter Williams	Name:	Christian Klee

Title:	Vice President	Title:	Chief Financial Officer

Date:	October 8, 2010	Date:	October 8, 2010

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SCHEDULE A

FORM OF LICENSE AGREEMENT

This License Agreement (this “Agreement”) is made effective as of                             (1) (the “Effective Date”) by and between ImmunoGen, Inc., a Massachusetts corporation (“ImmunoGen”), with its principal place of business at 830 Winter Street, Waltham, Massachusetts 02451, and Novartis Institutes for BioMedical Research, Inc., a Delaware corporation (“Novartis”), with its principal place of business at 250 Massachusetts Avenue, Cambridge, Massachusetts 02139.  ImmunoGen and Novartis are sometimes each hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have entered into a Multi-Target Agreement, pursuant to which ImmunoGen granted Novartis the right to obtain licenses to certain Technology and associated Patent Rights Controlled by ImmunoGen on an exclusive basis with respect to individual Targets; and

WHEREAS, pursuant to the Multi-Target Agreement, Novartis has exercised a Reserve Option (as defined in the Multi-Target Agreement), pursuant to which the Parties have agreed to enter into this Agreement setting forth the terms and conditions of an exclusive license from ImmunoGen to Novartis with respect to the Licensed Target;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      DEFINITIONS

Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

(1)  Insert date of receipt by ImmunoGen of a Reserve Option exercise notice with respect to the Licensed Target.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1                               “Ab-Cytotoxic Product” means any compound that incorporates, is comprised of, or is otherwise derived from, a conjugate of any Antibody with a Cytotoxic Compound.

1.2                               “Accounting Standards” means, with respect to ImmunoGen, US GAAP (United States Generally Accepted Accounting Principles) and, with respect to Novartis and its Affiliates, the IFRS (International Financial Reporting Standards), in each case, as generally and consistently applied throughout the Party’s organization.  Each Party shall promptly notify the other in the event that it changes the accounting principles pursuant to which its records are maintained, it being understood that only internationally recognized accounting principles may be used (e.g., IFRS, US GAAP, etc).

1.3                               “Adverse Event” means any untoward medical occurrence in a human clinical trial subject or in a patient who is administered a Licensed Product, whether or not having a causal relationship with such Licensed Product, including, without limitation, any unfavorable and unintended sign (including, without limitation, abnormal laboratory findings of clinical concern), symptom or disease temporally associated with the use of such Licensed Product.

1.4                               “Affiliate” means, with respect to a Person, any entity or person that controls, is controlled by, or is under common control with that Person.  For the purpose of this definition, “control” or “controlled” means, direct or indirect, ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation or fifty percent (50%) or more of the equity interest in the case of any other type of legal entity; status as a general partner in any partnership; or any other arrangement whereby the entity or person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity or the ability to cause the direction of the management or policies of a corporation or other entity.  The Parties acknowledge that in the case of entities organized under the laws of certain countries where the maximum percentage ownership permitted by law for a foreign investor is less than fifty percent (50%), such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity.  In the case of Novartis, “Affiliates” shall also expressly be deemed to include the Novartis Institute for Functional Genomics, Inc., the Friedrich Miescher Institute for

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Biomedical Research and their respective Affiliates.  A Person shall be deemed an Affiliate of another Person only so long as it satisfies the foregoing definition.

1.5                               “Antibody” means an antibody, whether polyclonal or monoclonal, multiple or single chain, recombinant or naturally occurring, whole or fragment, and any variants, derivatives or constructs thereof, including but not limited to, antigen binding portions including Fab, Fab’, F(ab’)2, Fv, dAb and CDR fragments, single chain antibodies (scFv), chimeric antibodies, diabodies and polypeptides (including humanized versions thereof) that contain at least a portion of an immunoglobulin that is sufficient to confer specific antigen binding to a polypeptide.

1.6                               “Applicable Laws” means all federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidelines or requirements of Regulatory Authorities, securities regulatory authorities, national securities exchanges or securities listing organizations that may be in effect from time to time during the Term and applicable to a particular activity hereunder.

1.7                               “BLA” means a biologics license application (within the meaning of 21 C.F.R. 601.2) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product as a biologic in the United States for a particular Indication within the Field.

1.8                               “Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in New York, New York, Boston, Massachusetts, or Basel, Switzerland are required to be closed or are actually closed with legal authorization.

1.9                               “Calendar Quarter” means, with respect to the first such Calendar Quarter, the period beginning on the Effective Date and ending on the last day of the calendar quarter within which the Effective Date falls, and thereafter each successive period of three (3) consecutive months ending on March 31, June 30, September 30 and December 31.

1.10                        “Calendar Year” means, with respect to the first such Calendar Year, the period beginning on the Effective Date and ending on December 31 of the calendar year within which the Effective Date falls, and thereafter each successive period of twelve (12) consecutive months commencing on January 1 and ending on December 31.

1.11                        “Challenge” means any challenge to the [***] or [***] of any of the Licensed Patent Rights, including, without limitation, (a) filing a declaratory judgment action in which any

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of the Licensed Patent Rights is alleged to be invalid or unenforceable; (b) citing prior art pursuant to 35 U.S.C. §301 or filing a request for re-examination of any of the Licensed Patent Rights pursuant to 35 U.S.C. §302 or §311; or (c) filing or commencing any re-examination, opposition, cancellation, nullity or similar proceeding against any of the Licensed Patent Rights in any country.

1.12                        “Change of Control” means any of the following events: (a) any Third Party becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the Total Voting Power of all Voting Securities of ImmunoGen then outstanding, as a result of a single transaction or a series of related transactions; (b) ImmunoGen consolidates with or merges into a Third Party, or any such Third Party consolidates with or merges into ImmunoGen, in either event pursuant to a transaction in which more than fifty percent (50%) of the Total Voting Power of all Voting Securities of the surviving entity then outstanding is not held by the parties holding at least fifty percent (50%) of the Total Voting Power of all Voting Securities of ImmunoGen outstanding immediately prior to such consolidation or merger; or (c) ImmunoGen conveys, transfers or leases all or substantially all of its assets to a Third Party.

1.13                        “Commercialization” or “Commercialize” means, with respect to any Licensed Product, any and all activities with respect to such Licensed Product relating to commercialization in the Field in the Territory, including pre-launch and launch activities, pricing and reimbursement activities, marketing, manufacturing for commercial sale, promoting, detailing, distributing, offering for sale and selling such Licensed Product, importing or exporting such Licensed Product for sale, conducting additional human clinical trials, reporting of Adverse Events and interacting with Regulatory Authorities regarding any of the foregoing.  When used as a verb, “Commercialize” means to engage in Commercialization and “Commercialized” has a corresponding meaning.

1.14                        “Confidential Information” means (a) with respect to Novartis, the identification of the Licensed Target, all information and Technology related to Target-Binding Antibodies and otherwise included in any Regulatory Filings made, and Regulatory Approvals received, by Novartis with respect to Licensed Products; and (b) with respect to each Party, all information and Technology which is disclosed by or on behalf of such Party (in such capacity,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the “Disclosing Party”) to the other Party (in such capacity, the “Receiving Party”) hereunder or to any of the Receiving Party’s employees, consultants, subcontractors or Affiliates, except to the extent that the Receiving Party can demonstrate by written record or other suitable evidence that such information, (i) as of the date of disclosure is known to the Receiving Party or its Affiliates other than by virtue of a prior confidential disclosure by or on behalf of the Disclosing Party to the Receiving Party or its Affiliates; (ii) as of the date of disclosure is in, or subsequently enters, the public domain through no fault or omission of the Receiving Party or its Affiliates or their respective employees, consultants or subcontractors; (iii) is obtained by the Receiving Party from a Third Party without breach of any duty and without restriction on disclosure to or from the Disclosing Party; or (iv) is independently developed by or for the Receiving Party without reference to or reliance upon any Confidential Information of the Disclosing Party.

1.15                        “Confidentiality Agreement” means that certain Mutual Confidential Disclosure Agreement effective February 15, 2008 by and between ImmunoGen and Novartis.

1.16                        “Control” or “Controlled” means, with respect to any Patent Rights, Technology or Proprietary Materials, the possession by a Party of the ability to grant a license or sublicense of such Patent Rights or Technology and the rights thereto or to supply such Proprietary Materials as contemplated in this Agreement without violating the terms of any arrangement or agreement between such Party or its Affiliates and any Third Party.

1.17                        “Cytotoxic Compound” means MAY Compounds and/or IGN Compounds.

1.18                        “Development” and “Develop” means, with respect to any Licensed Product, all activities with respect to such Licensed Product relating to research and development in connection with seeking, obtaining or maintaining any Regulatory Approval for such Licensed Product in the Field in the Territory, including, without limitation, all preclinical research and development activities, all human clinical studies (including, without limitation, clinical trial design and operations), test method development and stability testing, regulatory toxicology studies, formulation, all activities relating to developing the ability to manufacture any Licensed Product or any component thereof (including, without limitation, process development, manufacturing scale-up, development-stage manufacturing and quality assurance/quality control development), statistical analysis and report writing, preparing and filing Drug Approval

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Applications, reporting of Adverse Events, and all regulatory affairs related to the foregoing.  When used as a verb, “Developing” means to engage in Development and “Developed” has a corresponding meaning.

1.19                        “Drug Approval Application” means, with respect to a Licensed Product in a particular country or region, an application for Regulatory Approval to market and sell such Licensed Product in such country or region including, without limitation: (a) an NDA or sNDA; (b) a BLA or supplement BLA; (c) a counterpart of an NDA, sNDA, BLA or supplement BLA, including any MAA, in any country or region in the Territory; and (d) all supplements and amendments to any of the foregoing.

1.20                        “FDA” means the United States Food and Drug Administration and any successor agency or authority thereto.

1.21                        “FDCA” means the United States Food, Drug and Cosmetic Act, as amended.

1.22                        “Field” means all human and veterinary therapeutic, prophylactic and diagnostic uses.

1.23                        “First Commercial Sale” means the first sale of a Licensed Product, by or under the authority of Novartis, an Affiliate of Novartis, or their Sublicensees to a Third Party in a country following Regulatory Approval of such Licensed Product in that country or, if no such Regulatory Approval or similar approval is required, the date upon which such Product is first commercially launched in such country; provided that First Commercial Sale shall not include [***].

1.24                        “Generic Equivalent” means with respect to any Licensed Product in a given country, [***] that (a) contains [***] as such Licensed Product or (b) is a [***].

1.25                        “GLP” means all good laboratory practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

1.26                        “GMP” means all good manufacturing practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

1.27                        “IGN Compound” means any and all [***], whether produced by a botanical source, natural fermentation, chemical synthesis or otherwise, including, without limitation, all

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

analogs, variants, fragments or derivatives of any of the foregoing, in each case owned or Controlled by ImmunoGen.

1.28                        “Improvements” means any enhancement, improvement or modification to the Licensed Intellectual Property which is an (a) improvement to any [***], (b) improvement to methods of making any [***], (c) improvement to a [***] for making [***] (including, for example, [***] or [***] that create improvements in the [***] of such [***]), (d) improvements to [***] or [***] useful for [***] a [***] to an [***], or (e) improvements to [***].

1.29                        “IND” means (a) an Investigational New Drug Application (as defined in the FDCA and regulations promulgated thereunder) or any successor application or procedure required to initiate clinical testing of a Licensed Product in humans in the United States; (b) a counterpart to an Investigational New Drug Application that is required in any other country or region in the Territory before beginning clinical testing of a Licensed Product in humans in such country or region; and (c) all supplements and amendments to any of the foregoing.

1.30                        “Indication” means any indication, disease or condition which can be treated, prevented, cured or the progression of which can be delayed.  For purposes of clarity and not limitation, (a) distinctions between indications, diseases or conditions with respect to a Licensed Product shall be made by reference to the World Health Organization International Classification of Diseases and Related Health Publications, version 10 (including any updates or successors thereto) and (b) any indication, disease or condition that requires the [***] of a [***] in order to include such human indication, disease or condition in the [***] will be considered to be a separate Indication for purposes of this Agreement.

1.31                        “Initiation” means, with respect to any clinical study, the first date that a human subject is dosed in such clinical study.

1.32                        “Joint Improvements” means Improvements conceived or first reduced to practice jointly by (a) one or more employees of, or others obligated to assign inventions to, ImmunoGen or any Affiliate of ImmunoGen, and (b) one or more employees of, or others obligated to assign inventions to, Novartis or any Affiliate of Novartis.

1.33                        “Joint Program Technology” means any Program Technology (other than Joint Improvements) conceived or first reduced to practice jointly by (a) one or more employees of, or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

other persons obligated to assign inventions to, ImmunoGen or any Affiliate of ImmunoGen, and (b) one or more employees of, or other persons obligated to assign inventions to, Novartis or any Affiliate of Novartis.

1.34                        “Licensed Intellectual Property” means the Licensed Patent Rights and the Licensed Technology.

1.35                        “Licensed Patent Rights” means any Patent Rights that are owned or Controlled by ImmunoGen as of the Effective Date or become owned or Controlled by ImmunoGen during the Term (including ImmunoGen’s interest in any Patent Rights claiming Joint Program Technology and Joint Improvements) that include one or more claims that cover Licensed Technology; provided, however, that Licensed Patent Rights shall expressly exclude [***].

1.36                        “Licensed Product” means any product that incorporates, is comprised of, or is otherwise derived from, a conjugate of a Target-Binding Antibody Controlled by Novartis with a Cytotoxic Compound.

1.37                        “Licensed Target” means the Target set forth in Schedule A attached hereto and incorporated herein by reference.

1.38                        “Licensed Technology” means any and all Technology that is owned or Controlled by ImmunoGen as of the Effective Date or becomes owned or Controlled by ImmunoGen during the Term (including ImmunoGen’s interest in any Joint Program Technology and Joint Improvements) that is necessary or useful for Novartis to exercise the license granted to it pursuant to Section 2.1(a) hereof; provided, however, that Licensed Technology shall expressly exclude any Proprietary Antibody Rights.

1.39                        “Loss of Market Exclusivity” with respect to any Licensed Product in any country, shall be deemed to have occurred only if: (a) one or more Generic Equivalent(s) are being marketed by a Third Party in such country; and (b) Net Sales of such Licensed Product in that country during any Calendar Quarter following introduction of the Generic Equivalent(s) have [***] or more in that country from the [***] Net Sales of such Licensed Product in such country over the last [***] Calendar Quarters ending prior to the introduction of such Generic Equivalent(s) (the “Baseline Net Sales”) and such [***] in Net Sales is attributable to the [***] or [***] in such country of a Generic Equivalent of such Licensed Product by a Third Party, in

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

each case, in such country in any Calendar Quarter; provided that such Loss of Market Exclusivity shall be deemed to exist [***] of such Generic Equivalent(s) persist in such country.

1.40                        “MAA” means an application filed with the relevant Regulatory Authorities in Europe seeking Regulatory Approval to market and sell any Licensed Product in Europe or any country or territory therein for a particular Indication within the Field.

1.41                        “Major EU Countries” means [***].

1.42                        “Marketing Approval” means, with respect to a Licensed Product in a Major EU Country, approval by the applicable Regulatory Authority of both (a) a Drug Approval Application for such Licensed Product in such country, and (b) [***] and [***] for such Licensed Product to permit the [***] for such Licensed Product from [***] or [***] in such country.

1.43                        “MAY Compound” means any and all maytansinoid compounds (including, without limitation, maytansinol, ansamitocins, DM1 and DM4), whether produced by a botanical source, natural fermentation, chemical synthesis or otherwise, and shall include, without limitation, all variants, fragments or derivatives of any of the foregoing, in each case owned or Controlled by ImmunoGen.

1.44                        “MHLW” means the Japanese Ministry of Health, Labour and Welfare.

1.45                        “Multi-Target Agreement” means that certain Multi-Target Agreement effective as of October 8, 2010 by and between ImmunoGen and Novartis, as the same may be amended from time to time.

1.46                        “NDA” means a new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular Indication within the Field.

1.47                        “Net Sales” means the net sales recorded by Novartis or any of its Affiliates or Sublicensees (but not distributors and wholesalers) for any Licensed Product sold to Third Parties other than Sublicensees in bona fide, arm’s length transactions, as determined in accordance with Novartis’ Accounting Standards as consistently applied, less a deduction of two percent (2%) for direct expenses related to the sales of the Licensed Product, distribution and warehousing expenses and uncollectible amounts on previously sold products.  The deductions booked on an

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

accrual basis by Novartis and its Affiliates under its Accounting Standards to calculate the recorded net sales from gross sales include, without limitation, the following:

(a)                                   normal trade and cash discounts;

(b)                                  amounts repaid or credited by reasons of defects, rejections, recalls or returns;

(c)                                   rebates and chargebacks to customers and Third Parties (including, without limitation, Medicare, Medicaid, Managed Healthcare and similar types of rebates);

(d)                                  costs of free goods provided;

(e)                                   amounts provided or credited to customers through coupons and other discount programs;

(f)                                     delayed ship order credits, discounts or payments related to the impact of price increases between purchase and shipping dates;

(g)                                  fee for service payments to customers for any non-separable services (including compensation for maintaining agreed inventory levels and providing information); and

(h)                                  other reductions or specifically identifiable amounts deducted for reasons similar to those listed above in accordance with Novartis’ Accounting Standards.

With respect to the calculation of Net Sales:

(i)                                     Net Sales only include the value charged or invoiced on the first arm’s length sale to a Third Party and sales between or among Novartis and its Affiliates and Sublicensees shall be disregarded for purposes of calculating Net Sales;

(ii)                                  If a Licensed Product is delivered to the Third Party before being invoiced (or is not invoiced), Net Sales will be calculated at the time all the revenue recognition criteria under Novartis Accounting Standards are met;

(iii)                               In the event that the Licensed Product is sold as a bundled product that consists of Licensed Product together with another therapeutically active ingredient or product, or screening or diagnostic product, for the same Indication (a “Combination”), the Net Sales will be calculated by multiplying the Net Sales of the Combination (as defined using the Net Sales definition above) by the fraction, A/(A+B) where A is the weighted (by sales volume)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

average sale price in the relevant country of the Licensed Product, and B is the weighted average sale price (by sales volume) in that country of the product(s) containing the other component(s) in finished form.  Regarding prices comprised in the weighted average price when sold separately referred to above, if these are available for different dosages from the dosages of Licensed Product and other components that are included in the Combination, then the Parties shall mutually agree on the appropriate proportional adjustment to such prices in calculating the royalty-bearing Net Sales of the Combination.  If the weighted average sale price cannot be determined for the Licensed Product or other component(s), the calculation of Net Sales for a Combination will be [***] based on the [***], such [***] to be [***] in [***] without [***].

1.48                        “Novartis Improvements” means Improvements conceived or first reduced to practice by one or more employees of or others obligated to assign inventions to Novartis or any of its Affiliates or Permitted Third Party Service Providers in connection with the Development and Commercialization of any Licensed Product or otherwise based on, or resulting from, such employees’ or others’ [***] to or [***] of [***] or any [***] furnished by or on behalf of ImmunoGen to Novartis in connection with this Agreement.

1.49                        “Novartis Standard Exchange Rate Methodology” means, with respect to amounts invoiced in U.S. Dollars, all such amounts shall be expressed in U.S. Dollars.  With respect to amounts invoiced in a currency other than U.S. Dollars, all such amounts shall be expressed both in the currency in which the amount was invoiced and in the U.S. Dollar equivalent.  The U.S. Dollar equivalent shall be calculated using Novartis’ then-current standard exchange rate methodology, which is in accordance with applicable Accounting Standards, applied in its external reporting (which is ultimately based on official rates such as those published by the European Central Bank) for the conversion of foreign currency sales into U.S. Dollars.

1.50                        “Patent Rights” means the rights and interests in and to any and all issued patents and pending patent applications (including inventor’s certificates, applications for inventor’s certificates, statutory invention registrations, applications for statutory invention registrations, utility models and any foreign counterparts thereof) in any country or jurisdiction in the Territory, including any and all provisionals, non-provisionals, substitutions, continuations,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

continuations-in-part, divisionals and other continuing applications, supplementary protection certificates, renewals, and all letters patent on any of the foregoing, and any and all reissues, reexaminations, extensions, confirmations, registrations and patents of addition on any of the foregoing.

1.51                        “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.52                        “Personal Information” means any information that can be used to identify, describe, locate or contact an individual, including but not limited to (a) name or initials; (b) home or other physical address; (c) telephone number; (d) email address or online identifier associated with the individual; (e) social security number or other similar government identifier; (f) employment, financial or health information; (g) information specific to an individual’s physical, physiological, mental, economic, racial, political, ethnic, ideological, cultural or social identity; (h) photographs; (i) dates relating to the individual (except years alone); (j) financial account numbers; (k) genetic material or information; (l) business contact information and (m) any other information relating to an individual that, alone or in combination, with any of the above, can be used to identify an individual.

1.53                        “Phase I Clinical Study” means, as to a particular Licensed Product, an initial clinical study in humans with the purpose of assessing the Licensed Product’s safety, tolerability, toxicity, pharmacokinetics or other pharmacological properties.

1.54                        “Phase II Clinical Study” means, as to a particular Licensed Product (a) for an oncology product, a clinical study in humans that is intended to obtain information on the Licensed Product’s activity for an Indication at a prescribed (or otherwise limited) dose and administration schedule, as well as additional information on the Licensed Product’s safety and toxicity, or (b) for a non-oncology product, a dose ranging clinical study in humans to evaluate further the efficacy and safety of the Licensed Product in the targeted patient population and to define the optimal dosing regimen.  Without limiting the generality of the foregoing, a clinical

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

study shall be deemed to be a “Phase II Clinical Study” hereunder if such study has been designated by the sponsor as a Phase II clinical trial on www.clinicaltrials.gov (or any successor website maintained by the U.S. National Institutes of Health (or any successor agency of the U.S. Government)).

1.55                        “Phase III Clinical Study” means, as to a particular Licensed Product, a clinical study in humans that is prospectively designed to assess the safety and effectiveness of such Licensed Product in a manner sufficient to file a Drug Approval Application for the Indication under investigation in the study.  Without limiting the generality of the foregoing, a clinical study shall be deemed to be a “Phase III Clinical Study” hereunder if such study has been designated by the sponsor as a Phase III clinical trial on www.clinicaltrials.gov (or any successor website maintained by the U.S. National Institutes of Health (or any successor agency of the U.S. Government)).

1.56                        “Preclinical Materials” means any Licensed Product, Cytotoxic Compound, linker or other materials supplied by ImmunoGen to Novartis pursuant to Section 4.2 hereof for use in conducting research activities and testing (other than human clinical testing) with respect to a Licensed Product.  For purposes of clarity, “Preclinical Materials” does not include any Drug Substance that may be manufactured by ImmunoGen for use in GLP toxicology studies (which will require a separate written agreement).

1.57                        “Program Technology” means any Technology conceived or first reduced to practice in connection with the Development or Commercialization of any Licensed Product.  Program Technology also includes any “Program Technology” (as defined in the Multi-Target Agreement) that is necessary or useful for Novartis to exercise the license granted to it pursuant to Section 2.1(a) hereof.

1.58                        “Proprietary Antibody Rights” means all Technology (and associated Patent Rights) owned or Controlled by ImmunoGen during the Term constituting or claiming (a) the [***] or [***] of an Antibody that was generated or in-licensed by ImmunoGen, whether or not patentable (a “Proprietary Antibody”), or (b) the [***] or [***] of an [***] where the Antibody is a Proprietary Antibody.  For purposes of clarity, “Proprietary Antibody Rights” does not

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

include any Program Technology that relates to Antibodies directed to the Licensed Target or any Patent Rights claiming such Program Technology.

1.59                        “Proprietary Materials” means any tangible chemical, biological or physical research materials that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, regardless of whether such materials are specifically designated as proprietary by the transferring Party.  For purposes of clarity, any [***] furnished by ImmunoGen to Novartis or an Affiliate or Sublicensee of Novartis or any of their Permitted Third Party Service Providers shall be deemed to be ImmunoGen’s Proprietary Materials.

1.60                        “Regulatory Approval” means any and all approvals (including pricing and reimbursement approvals), product and establishment licenses, registrations and authorizations of any kind of any Regulatory Authority necessary for the development, preclinical or human clinical testing, manufacture, quality testing, supply, use, storage, importation, export, transport, marketing and sale of a Licensed Product (or any component thereof) for use in the Field in any country or other jurisdiction in the Territory.  The term “Regulatory Approval” shall include, without limitation, any approval by a Regulatory Authority of any NDA, BLA, MAA or other Drug Approval Application.

1.61                        “Regulatory Authority” means the FDA or any counterpart to the FDA outside the United States, or other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of a Licensed Product.

1.62                        “Regulatory Filings” means, collectively: (a) all INDs, NDAs, BLAs, establishment license applications, drug master files, applications for designation as an “Orphan Product” under the Orphan Drug Act, for “Fast Track” status under Section 506 of the FDCA (21 U.S.C. § 356) or for a Special Protocol Assessment under Section 505(b)(4)(B) and (C) of the FDCA (21 U.S.C. § 355(b)(4)(B)) or all other similar filings (including MAAs and counterparts to any of the foregoing in any country or region in the Territory) as may be required by any Regulatory Authority for the Development or Commercialization of a Licensed Product in the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Territory; (b) all supplements and amendments to any of the foregoing; and (c) all data and other information contained in, and correspondence relating to, any of the foregoing.

1.63                        “Serious Adverse Event” means an Adverse Event occurring at any dose of a drug that (a) results in death or poses a threat to life; (b) requires or prolongs hospitalization; (c) results in persistent or significant disability or incapacity; (d) is medically significant; or (e) results in a congenital anomaly or birth defect.  In the case of other significant events, medical and scientific judgment should be exercised in deciding whether expedited reporting is appropriate.  Such events may be important medical events that may not be immediately life-threatening or result in death or hospitalization but which may jeopardize the patient or may require intervention to prevent one of the other outcomes listed in the definition above.  Such events should usually be considered Serious Adverse Events.

1.64                        “Specific Ab-Cytotoxic Product” means an Ab-Cytotoxic Product incorporating a Target-Binding Antibody owned or Controlled by Novartis.

1.65                        “Sublicensee” means any Third Party to which Novartis or one of its Affiliates grants a sublicense of the rights granted to Novartis and its Affiliates pursuant to this Agreement.

1.66                        “Target” means a protein described by [***] that is bound by an Antibody used to create an Ab-Cytotoxic Product.

1.67                        “Target-Binding Antibody” means an Antibody that selectively and specifically binds to the Licensed Target.  For purposes of clarity, “Target-Binding Antibody” does [***].

1.68                        “Technology” means, collectively, all inventions, discoveries, improvements, trade secrets and proprietary methods or materials, whether or not patentable, including, without limitation, macromolecular sequences, data, formulations, processes, techniques, know-how and results (including negative results).

1.69                        “Technology Transfer Materials” has the meaning ascribed to such term in the Multi-Target Agreement.

1.70                        “Territory” means all countries and jurisdictions of the world.

1.71                        “Third Party” means any Person other than ImmunoGen, Novartis and their respective Affiliates.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.72                        “Third Party Target Specific Rights” means all Patent Rights in-licensed by ImmunoGen from a Third Party after the effective date of the Multi-Target Agreement claiming (a) the [***]or [***] specifically of the Licensed Target, or (b) the [***] or [***] of an [***] or [***] binding to specifically the Licensed Target.

1.73                        “Total Voting Power” means at any time the total combined voting power in the general election of directors of ImmunoGen of all the Voting Securities then outstanding.

1.74                        “Valid Claim” means any claim (a) in an issued, unexpired patent within the Licensed Patent Rights that (i) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, and (ii) has not been revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, and (iii) has not been rendered unenforceable through disclaimer or otherwise, and (iv) has not been disclaimed or otherwise dedicated to the public by ImmunoGen, and (v) is not lost through an interference proceeding and any appeals therefrom; or (b) in [***] within the Licensed Patent Rights that [***].  Anything contained in this Agreement to the contrary notwithstanding, a claim [***] within the Licensed Patent Rights shall remain a Valid Claim for all purposes under this Agreement, notwithstanding [***].

1.75                        “Voting Securities” means, at any time, shares of any class of capital stock of ImmunoGen which are then entitled to vote generally in the election of directors of ImmunoGen.

Additional Definitions.  In addition, each of the following definitions shall have the respective meanings set forth in the section of the Agreement indicated below:

Definition	Section
Active Development	3.3(b)
Agreement	Recitals
Alliance Manager	3.1(a)
Applicant	7.5(a)
Applicant Response	7.5(c)
Baseline Net Sales	1.39

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Biosimilar Notice	7.5(a)
BPCIA	7.5(a)
Challenge Jurisdiction	5.3(e)
Challenged Patent Rights	5.3(e)
Challenge-Related Royalty Increase	5.3(e)
Clawback Amount	5.3(e)
Combination	1.47
Disclosing Party	1.14
Disclosure Letter	9.1(b)
Dispute	11.12
Effective Date	Recitals
ImmunoGen	Recitals
ImmunoGen Indemnitees	10.1(a)
Indemnified Party	10.2
Indemnifying Party	10.2
Infringed Patent List	7.5(e)
Infringement	7.4(a)
Infringement Notice	7.4(a)
JDC	3.2(a)
Losses	10.1(a)
Material Breach	8.2(b)
Negotiation Period	7.5(e)
Novartis	Recitals
Novartis Indemnitees	10.1(b)
Novartis Response	7.5(d)
Other Required Information	7.5(b)
Party/Parties	Recitals
Permitted Third Party Service Providers	2.1(a)
Proposed Biosimilar Product	7.5(a)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Proposed Patent List	7.5(b)
Proprietary Antibody	1.58
Receiving Party	1.14
Rejection Notice	5.4
Royalty Term	5.5
Term	8.1
Third Party Claims	10.1(a)
Third Party Patent Rights	5.3(b)
Third Party Payments	5.3(b)
Upfront Fee	5.1(a)
Wind-Down Period	8.3(a)

2.                                      GRANT OF RIGHTS

2.1                               License Grants.

(a)                                   License to Novartis.  Subject to the terms and conditions of this Agreement, ImmunoGen hereby grants to Novartis and its Affiliates an exclusive, non-transferable (except in accordance with Section 11.8 hereof), royalty-bearing license, including the right to grant sublicenses as described in Section 2.1(b) hereof, under the Licensed Intellectual Property to Develop, have Developed, Commercialize and have Commercialized Licensed Products in the Field in the Territory.  Novartis shall have the right to engage one or more Affiliates or Third Parties (the latter being referred to herein as “Permitted Third Party Service Providers”) as subcontractors to perform designated functions in connection with its activities under this Agreement, provided that (i) Novartis shall [***] and (ii) Novartis shall [***].

(b)                                  Right to Sublicense.  Novartis and its Affiliates shall have the right to grant sublicenses under the license rights granted to them under Section 2.1(a) hereof with respect to any Licensed Product to any Sublicensee, provided, that: (i) each such sublicense shall be consistent with the terms and conditions of this Agreement; (ii) Novartis shall [***]; (iii) Novartis shall [***]; and (iv) Novartis shall [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.2                               Retained Rights and Covenants.

(i)                                      Retained Rights.  Subject to the other terms of this Agreement (including, without limitation, Section 2.2(b) hereof), ImmunoGen retains the right to use the Licensed Technology and practice the Licensed Patent Rights (i) to perform its responsibilities under this Agreement (including, without limitation, the manufacture of Preclinical Materials and Licensed Product in bulk drug substance form as contemplated by Section 4 hereof); (ii) to develop, have developed, commercialize, have commercialized, make, have made, use, have used, sell, have sold, offer for sale, import, have imported, export and have exported [***] that [***] the Licensed Target while [***] (and to grant licenses to any Third Party to do the same); and (iii) for any and all uses [***].  Notwithstanding the foregoing, no rights or licenses are granted to ImmunoGen or its Affiliates pursuant to this Section 2.2(a) under any intellectual property rights owned or Controlled by Novartis or its Affiliates.

(b)                                  Covenants.  Notwithstanding anything to the contrary contained in Section 2.2(a) or 2.4 hereof, ImmunoGen hereby agrees that, during the period that the exclusive license granted under Section 2.1(a) hereof remains in effect, it shall not [***]; provided that the foregoing shall not restrict ImmunoGen’s right to [***].

2.3                               Use of Licensed Technology.  In connection with any Licensed Technology transferred to Novartis pursuant to this Agreement and except as otherwise provided in a separate written agreement between ImmunoGen and Novartis, Novartis hereby agrees that (a) it shall not use such Licensed Technology for any purpose other than exercising its rights and performing its obligations hereunder; (b) it shall use such Licensed Technology only in compliance with all Applicable Laws; (c) it shall not transfer any such Licensed Technology to any Affiliate or Third Party without the prior written consent of ImmunoGen, except as expressly permitted hereby; and (d) except for the rights expressly set forth herein, Novartis is not granted any other rights, title or interest in or to such Licensed Technology as a result of such transfer by ImmunoGen.

2.4                               Improvement License to ImmunoGen.  Novartis hereby grants to ImmunoGen a non-exclusive, fully paid, irrevocable, royalty-free, worldwide license [***] under Novartis’ interest in any Novartis Improvements and Joint Improvements, including, without limitation, any Patent Rights therein, (a) to manufacture Preclinical Materials and Licensed Product in bulk

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

drug substance form as contemplated by Section 4 hereof; (b) to develop, have developed, commercialize, have commercialized make, have made, use, have used, sell, have sold, offer for sale, import, have imported, export and have exported any [***] that [***] the Licensed Target while the exclusive license granted under Section 2.1(a) hereof remains in effect and (c) to otherwise exploit such Improvement for any and all uses [***].  [***] shall be effective in any given case only if [***].

2.5                                  Specific Ab-Cytotoxic Products.  Nothing in this Agreement shall constitute a grant or an obligation to grant by Novartis or any of its Affiliates to ImmunoGen or its Affiliates of any right, title, interest or license to any Specific Ab-Cytotoxic Product or to any Antibody owned or Controlled by Novartis related thereto or contained therein.

3.                                      DEVELOPMENT AND COMMERCIALIZATION OF LICENSED PRODUCTS

3.1                               Alliance Management.

(a)                                   Appointment of Alliance Managers.  Promptly after the Effective Date, the Parties shall each appoint a person who shall oversee contact between the Parties for all matters related to this Agreement and the Parties’ respective activities hereunder (the “Alliance Managers”).  The Alliance Managers may, but are not required to be, members of the JDC, but in all events the Alliance Managers shall have the right to attend all meetings of the JDC and may bring to the attention of the JDC, any matters or issues either of them reasonably believes should be discussed by such committee.  Each Party may replace its Alliance Manager at any time by written notice to the other Party.

(b)                                  Responsibilities.  The Alliance Managers shall have the responsibility of creating and maintaining a constructive work environment between the Parties for all matters related to this Agreement and the Parties’ respective activities hereunder.  Without limiting the generality of the foregoing, the Alliance Managers shall:

(i)                                     identify and bring to the attention of their respective managements any disputes arising between the Parties related to this Agreement or the Parties’ respective activities hereunder in a timely manner, including, without limitation, any asserted occurrence of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

a Material Breach by a Party, and function as the point of first referral in the resolution of each dispute;

(ii)                                  provide a single point of communication between the Parties with respect to this Agreement and the Parties’ respective activities hereunder from the Effective Date until the termination or expiration of this Agreement;

(iii)                               plan and coordinate efforts and external communications by or between the Parties with respect to this Agreement and the Parties’ respective activities hereunder;

(iv)                              take such steps as may be required to ensure that meetings of the JDC occur as set forth in this Agreement, that procedures are followed with respect to such meetings (including, without limitation, the giving of proper notice and the preparation and approval of minutes) and that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed; and

(v)                                 undertake such other responsibilities as the Parties may mutually agree in writing.

3.2                               Joint Development Committee.

(a)                                   Mandate and Establishment of Committee.  Promptly after the Effective Date, the Parties shall form a joint development committee (the “JDC”) to serve as a forum for coordination and communication between the Parties with respect to the Development of Licensed Products, and to assist Novartis in its exercise of its rights to make or have made Licensed Products under this Agreement.  Within [***] days after the Effective Date, the Parties shall each nominate an equal number of representatives (which shall be no less than two (2) nor more than five (5) each) for membership on the JDC.  Each Party may change its representative(s) as it deems appropriate by written notice to the other Party.  From time to time the JDC may establish one or more sub-teams comprised of an equal number of representatives from both Parties to undertake specific responsibilities of the JDC, which sub-teams shall be governed in the same manner and subject to the relevant requirements set forth herein for the JDC.  Novartis may dissolve the JDC upon achievement of the first approval of a Drug Approval Application by the applicable Regulatory Authority for any Licensed Product or upon [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)                                  Chair of Committee; Meetings.  The chair of the JDC shall be one of the Novartis representatives on the JDC, as designated by Novartis.  The JDC shall meet on a quarterly basis or other schedule agreed upon by the Parties, unless the Parties mutually agree in advance of any scheduled meeting that there is no need for such meeting.  In such instance, the next JDC meeting shall also be scheduled as agreed upon by the Parties.  The location of meetings of the JDC shall alternate between ImmunoGen’s offices and Novartis’ offices, unless otherwise agreed by the Parties.  As agreed upon by the Parties, JDC meetings may be face-to-face or may be conducted through teleconferences or videoconferences, provided that at least two (2) JDC meetings during any Calendar Year shall be conducted face-to-face.  In addition to its JDC representatives, each Party shall be entitled to have other employees attend such meetings to present and participate, though not in a decision-making capacity.  Each Party shall bear its own costs and expenses, including travel and lodging expense, that may be incurred by JDC representatives or other attendees at JDC meetings, as a result of such meetings hereunder.  Minutes of each JDC meeting will be issued to members of the JDC by the Alliance Manager (or his or her designee) of one of the Parties on an alternating basis within [***] days after each meeting, and such minutes shall be reviewed and modified as mutually required to obtain approval of such minutes promptly thereafter.

3.3                               Development and Commercialization.

(a)                                   Responsibility.  On and after the Effective Date, Novartis shall have sole responsibility for the Development and Commercialization of Licensed Products in the Field in the Territory, including, without limitation: (i) the conduct of all research and preclinical Development activities (including, without limitation, the assessment of alternative designs for the Licensed Products, the selection of the final Target-Binding Antibodies, Cytotoxic Compounds and linkers to be used in the Licensed Products and the selection of the Licensed Products to be Developed, all preclinical and IND-enabling studies (including, without limitation, toxicology testing), any pharmaceutical development work on formulations and process development relating to any such Licensed Products); (ii) all activities related to human clinical trials; (iii) all activities relating to the manufacture and supply of Target-Binding Antibodies, Cytotoxic Compounds, linkers and Licensed Products, to the extent such activities

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

relate to the Development and Commercialization of Licensed Products (including, without limitation, all required process development and scale-up work with respect thereto); and (iv) all Commercialization activities relating to any Licensed Product (including, without limitation, marketing, promotion, sales, distribution, import and export activities and any post-marketing trials and safety surveillance).  Without limiting the generality of the foregoing, Novartis shall have full control and authority and sole responsibility for (A) making all Regulatory Filings for Licensed Products and filing all Drug Approval Applications and otherwise seeking all Regulatory Approvals regarding such matters and (B) reporting of all Adverse Events to Regulatory Authorities if and to the extent required by Applicable Laws.  All activities relating to Development and Commercialization of Licensed Products under this Agreement shall be undertaken at Novartis’ sole cost and expense, except as otherwise expressly provided in this Agreement.

(b)                                  Due Diligence.  Novartis will use, and will cause any Sublicensee to use, commercially reasonable efforts to Develop Licensed Products and to undertake investigations and actions required to obtain appropriate Regulatory Approvals necessary to market Licensed Products, in the Field and in the Territory and, if approved, to Commercialize Licensed Products, such [***] to be in accordance with the efforts and resources Novartis would use for a compound owned by it or to which it has rights, and that is of [***] at a [***] as the applicable Licensed Product, taking into account the [***] of such Licensed Product, the [***] and [***] of such Licensed Product, the [***] requirements involved in its Development, Commercialization and Regulatory Approval, the [***] and [***] to [***] and [***] such Licensed Product [***], and other relevant factors including, without limitation, technical, legal, scientific or medical factors.  In determining whether Novartis is using the efforts described in this Section 3.3(b) hereof to Develop a Licensed Product, the Parties shall consider, among other things, whether such Licensed Product is in Active Development.  “Active Development” shall mean that at any given time Novartis or an Affiliate, Sublicensee or Permitted Third Party Service Provider shall be diligently engaging in one or more of the following Development activities for a given Licensed Product: [***].  Anything contained in this Agreement to the contrary notwithstanding,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the obligations under this Section 3.3(b) shall cease upon achievement of the [***] of a [***] by the applicable [***] for any Licensed Product.

(c)                                   Compliance.  Novartis shall use commercially reasonable efforts to perform its obligations to Develop Licensed Products in good scientific manner and in compliance in all material respects with all Applicable Laws, provided that, with respect to each activity so performed that will or would reasonably be expected to be submitted to a Regulatory Authority in support of an Regulatory Filing, Novartis shall comply in all material respects with the regulations and guidance of the FDA that constitute GLP or GMP (or, if and as appropriate under the circumstances, other comparable regulation and guidance of any applicable Regulatory Authority in any country or region in the Territory).

3.4                               Updates and Reports; Notification of Milestones; Exchange of Adverse Event Information; Product Recalls.

(a)                                   Updates and Reports.  [***] Novartis shall provide ImmunoGen with brief written reports, which ImmunoGen may request no more frequently than once per Calendar Year, until satisfaction of Novartis’ obligations under Section 3.3(b) hereof, which shall summarize Novartis’ efforts to Develop and Commercialize the Licensed Products in the Field in the Territory in sufficient detail to establish that a Licensed Product is in Active Development, identify the Drug Approval Applications that Novartis and its Affiliates and Sublicensees have filed, sought or obtained in the prior [***] month period, and any they reasonably expect to make, seek or attempt to obtain in the following [***] month period.  The Parties agree that the minutes of the JDC meetings may serve as reports hereunder, to the extent such minutes adequately address the above subject matter.

(b)                                  Notification of Milestone Achievement.  Novartis shall provide ImmunoGen with prompt written notice of the occurrence of any event giving rise to an obligation to make a milestone payment to ImmunoGen under Section 5.2 hereof, which shall in any event be no later than [***] days after Novartis becomes aware of the occurrence of such event, and shall provide ImmunoGen with prompt written notice of the occurrence of the First Commercial Sale of any Licensed Product in any country.  In the event that, notwithstanding the fact that Novartis has not given any such notice, ImmunoGen believes any such milestone event

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

has occurred, it shall so notify Novartis in writing, and shall provide to Novartis the data and information demonstrating that the conditions for payment have been achieved.  Within [***] Business Days of its receipt of such notice, the Parties shall confer to review the data and information and shall agree in good faith whether or not the conditions for payment have been achieved.

(c)                                   Adverse Event Reports.  In addition to the updates described in Section 3.2(a) hereof, Novartis shall provide ImmunoGen with all Adverse Event information and medical complaint information relating to Licensed Products as such information is compiled or prepared by Novartis in the ordinary course of business in connection with the Development or Commercialization of any Licensed Product, in accordance with the terms of a pharmacovigilance agreement to be negotiated in good faith by the Parties and, in any event, within the time frames consistent with reporting obligations under Applicable Laws.  Novartis shall hold the global safety database for all Licensed Products.  Novartis shall be responsible for reporting all Adverse Events to Regulatory Authorities worldwide.  Novartis shall be responsible for the core safety information to be included in the Investigators’ Brochure and Core Data Sheet.  To the extent that it may apply to a Licensed Product, ImmunoGen agrees to provide Novartis with Serious Adverse Event and product complaint information relating to any product containing an Ab-Cytotoxic Product that is compiled and prepared by ImmunoGen or any Third Party collaborator in the ordinary course of business in connection with the development, commercialization or sale of any such product, in accordance with the terms of the pharmacovigilance agreement; provided, however, that the foregoing shall not require ImmunoGen to violate any agreements with or confidentiality obligations owed to any Third Party.

(d)                                  Correspondence for Licensed Products.  To the extent reasonably practicable and subject to any Third Party confidentiality obligations, Novartis shall provide ImmunoGen with copies of any material documents or correspondence pertaining to ImmunoGen’s manufacture of Preclinical Materials or any Licensed Product and prepared for submission to any Regulatory Authority and any material documents or other correspondence received from any Regulatory Authority pertaining to ImmunoGen’s manufacture of Preclinical

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Materials or any Licensed Product.  ImmunoGen shall complete its review within [***] Business Days after receipt of the proposed submission.  When requested in writing, ImmunoGen shall use commercially reasonable efforts to provide reasonable assistance to Novartis in obtaining Regulatory Approvals for Licensed Product.  Notwithstanding the foregoing, Novartis shall have the sole responsibility for, and ImmunoGen agrees that Novartis shall be the sole owner of, any Regulatory Approval for the Licensed Product.

(e)                                   Product Recalls.  In the event any Regulatory Authority issues or requests a recall or takes similar action with respect to a Licensed Product that Novartis reasonably believes is attributable to or otherwise relates to the Licensed Intellectual Property, or in the event either Party reasonably believes that an event, incident or circumstance has occurred that may result in the need for such a recall, such Party shall promptly notify the other Party thereof by telephone, facsimile or email.  Following such notification, Novartis shall decide and have control of whether to conduct a recall or market withdrawal (except in the event of a recall or market withdrawal mandated by a Regulatory Authority, in which case it shall be required) or take such other corrective action in any country and the manner in which any such recall, market withdrawal or corrective action shall be conducted, provided that Novartis shall keep ImmunoGen regularly informed regarding any such recall, market withdrawal or corrective action.  Novartis shall bear all expenses of any such recall, market withdrawal or corrective action, including, without limitation, expenses of notification, destruction and return of the affected Licensed Product and any refund to customers of the amounts paid for such Licensed Product.

(f)                                     Confidential Information.  All reports, updates, Adverse Event reports, product complaints and other information provided by the Disclosing Party to the Receiving Party under this Agreement (including under this Section 3.4), shall be considered Confidential Information of the Disclosing Party, subject to the terms of Section 6 hereof.

3.5                               Technology Transfer.  The transfer of Technical Transfer Materials from ImmunoGen to Novartis in connection with Novartis’ Development of Licensed Products hereunder is addressed in the Multi-Target Agreement.  Upon reasonable request by Novartis, ImmunoGen shall use commercially reasonable efforts to provide Novartis with technical advice

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

to assist Novartis in its use of the Technical Transfer Materials in connection with the Development of Licensed Products hereunder.

4.                                      SUPPLY AND MANUFACTURING OBLIGATIONS

4.1                               Supply of Materials.  Novartis shall be responsible, at its sole cost, for manufacturing or having manufactured, all materials (including, without limitation, all Target-Binding Antibodies, Cytotoxic Compounds, linkers and Licensed Products) to enable it to Develop and Commercialize Licensed Products (including as required for any preclinical, clinical and commercial use of Licensed Products, including process development and scale-up).  Notwithstanding the foregoing, Novartis shall promptly notify ImmunoGen whenever Novartis or an Affiliate or Sublicensee has, directly or indirectly, engaged any Third Party to provide any MAY Compound for use, or potential use, in the manufacture of any Licensed Product or any of its components.

4.2                               Supply of Preclinical Materials by ImmunoGen.  Notwithstanding anything to the contrary in Section 4.1 hereof, during the Term, Novartis may request ImmunoGen to supply Novartis with such quantities of Preclinical Materials as may be reasonably requested by Novartis in order to conduct all preclinical Development activities [***] relating to Licensed Products.  With respect to any Cytotoxic Compound obtained by ImmunoGen from a Third Party and supplied to Novartis (in either conjugated or unconjugated form), ImmunoGen shall charge, and Novartis agrees to pay, [***] for such Cytotoxic Compound; provided that ImmunoGen shall [***] Novartis to [***].  Any other Preclinical Materials that are supplied by ImmunoGen will be subject to [***].  In connection with such supply, Novartis hereby agrees that (a) it shall not use the Preclinical Materials in any human subject; and (b) it shall use the Preclinical Materials in compliance with all Applicable Laws.  Novartis shall be entitled to transfer Preclinical Materials to any Affiliate, Sublicensee or Permitted Third Party Service Provider under terms obligating such Affiliate, Sublicensee or Permitted Third Party Service Provider not to transfer or use such Preclinical Materials except in compliance with the foregoing clauses (a) and (b) of the preceding sentence.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.3                               Process Development Activities; Supply of Drug Substance.  If, during the Term, Novartis requests that ImmunoGen conduct (a) process development, (b) analytical method development, or (c) manufacturing and/or supply of Licensed Product in bulk drug substance form for any GLP toxicology studies, clinical studies, or commercial scale-up, but excluding pivotal studies and commercial supply, then the Parties shall negotiate in good faith the terms of a written master services and supply agreement pursuant to which the Parties would from time to time negotiate separate written work orders for each of the activities to be performed thereunder.

5.                                      FINANCIAL TERMS

5.1                               Upfront Fee.  In consideration of the grant of the license described in Section 2.1 hereof, Novartis hereby agrees to pay ImmunoGen an upfront fee (the “Upfront Fee”) in the amount of One Million U.S. Dollars ($1,000,000.00) payable in accordance with Section 5.6(e) hereof within [***] days after the Effective Date and receipt of a corresponding invoice substantially in the form attached hereto as Schedule B, which Upfront Fee shall be non-refundable and non-creditable.

5.2                               Milestone Payments for Licensed Products.  In further consideration of the grant of the license by ImmunoGen hereunder, and subject to the other terms of this Agreement, Novartis will make the following payments to ImmunoGen in accordance with Section 5.6(e) hereof within [***] days after the first occurrence of each of the milestones set forth below and receipt of a corresponding invoice substantially in the form attached hereto as Schedule B:

Development and Commercialization Milestones	Milestone Payment

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]

[***]	[***]

[***]	[***]

Sales Milestones	Milestone Payment

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

If (i) the milestone described in [***] above occurs before the milestone described in [***], and before or contemporaneously with the milestone described in [***] above, the milestone payment payable upon the occurrence of [***] above shall be increased from $[***] to $[***], and no milestone payment will be payable with respect to any subsequent [***], (ii) the milestone described in [***] above occurs before the milestones described in [***] above, the milestone payment payable upon the occurrence of [***] above shall be increased from $[***] to $[***], and no milestone payment will be payable with respect to any subsequent [***], and (iii) the first [***] in either the United States or [***] Major European Countries covers [***], the milestones described in [***], as the case may be, shall be increased from $[***] to $[***] (or from $[***] to $[***], if the immediately preceding clause (i) also applies), and no milestone payment will be payable with respect to [***], as applicable, for a Licensed Product in such country for [***].  It is hereby acknowledged and agreed that any milestone payment shall be [***], with respect to [***], regardless of how many times [***].  All milestone payments shall be nonrefundable and noncreditable.  Novartis shall notify ImmunoGen of the achievement of each milestone hereunder as provided in Section 3.4(b) hereof.

5.3                               Payment of Royalties; Royalty Rates; Accounting for Royalties and Records.

(a)                                  Royalty Payments.  On a Licensed Product-by-Licensed Product and country-by-country basis, Novartis shall pay to ImmunoGen the following royalties based on

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annual Net Sales of such Licensed Product sold by Novartis, its Affiliates and its Sublicensees, on an incremental basis in each Calendar Year during the Royalty Term, at the following rates:

For Worldwide Net Sales of a	Royalty Rate
Licensed Product in a Calendar Year	(% of Annual Net Sales)

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

(b)                                  Third Party Royalty Offset.  Subject to Sections 5.3(f) and 5.4 hereof, if, with respect to a Calendar Quarter, Novartis incurs any payments to one or more Third Parties under any license (including, without limitation, the payment incurred for a fully paid-up license) of such Third Party’s Patent Rights (“Third Party Patent Rights”) that Novartis determines [***] are (i) [***] to [***] or [***] the [***] (if such [***] is included [***]) or [***] of any Licensed Product or (ii) [***] necessary (A)  to [***] the [***] (if [***] is included [***]) or [***] of any Licensed Product, or (B) to [***] a Licensed Product’s [***] to its [***] (if the [***] of or the [***] for such Licensed Product is included within the Licensed Intellectual Property) (collectively, “Third Party Payments”), then Novartis shall have the right to reduce the royalties otherwise due to ImmunoGen pursuant to Section 5.3(a), 5.3(d) or 5.3(e) hereof (but not the royalties otherwise due to ImmunoGen pursuant to Section 5.3(c) hereof) with respect to Net Sales of such Licensed Products in the country(ies) covered by such Third Party license in such Calendar Quarter by an amount equal to [***] of the amount of such Third Party Payments.  If, after the Effective Date, Novartis wishes to license any Third Party Patent Rights pursuant to subsection (ii) above, then prior to taking a license for such Third Party Patent Rights, the Parties shall [***] in [***] the basis for Novartis’ determination.  Nothing in this Agreement shall restrict Novartis’ right to license any Third Party Patent Rights; provided, however, that if ImmunoGen in good faith disputes Novartis’ determination that any Third Party Payments thereunder are properly subject to the royalty offset set forth in this Section 5.3(b),

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

then such matter will be addressed under the dispute resolution provisions of Section 11.12 hereof.

(c)                                   Valid Claim Coverage.

(i)                                     No Patent Coverage.  Subject to Section 5.3(f) hereof, the royalty rates set forth in Sections 5.3(a), 5.3(d) and 5.3(e) hereof shall apply, on a country-by-country basis and Licensed Product-by-Licensed Product basis, to Net Sales of Licensed Products only where such Licensed Product (or its use, sale, offer for sale or importation) in such country is covered by a Valid Claim within the Licensed Patent Rights.  Subject to the other terms of this Agreement (except for Section 5.3(b) hereof, which shall not apply), on a country-by-country and Licensed Product-by-Licensed Product basis where and as of and when the royalty rates under Sections 5.3(a), 5.3(d) and 5.3(e) hereof do not apply as a result of this Section 5.3(c)(i) hereof, the royalties payable with respect to Net Sales of such Licensed Product sold by Novartis, its Affiliates and its Sublicensees in such country shall be reduced by [***] of the royalties otherwise owed to ImmunoGen pursuant to Section 5.3(a) or 5.3(e) hereof, as applicable, without giving effect to any royalty reduction provided in Section 5.3(d) hereof, using the methodology outlined in Schedule C attached hereto.  The Parties hereby acknowledge and agree that such royalties shall be in consideration of the commercial advantage, know-how and background information gained from the Licensed Technology.

(ii)                                  Applicability of Royalty Rates.  For purposes of clarity, (A) if a Licensed Product (or its manufacture, use, sale, offer for sale or importation) is covered by a Valid Claim in a country within the Territory such that royalties are paid by Novartis pursuant to Section 5.3(a), 5.3(d) or 5.3(e) hereof and, prior to the expiration of the Royalty Term for such Licensed Product in such country, the Licensed Product (and its manufacture, use, sale, offer for sale or importation) is no longer covered by a Valid Claim in such country, Novartis shall pay ImmunoGen a royalty at the rate set forth in Section 5.3(c)(i) hereof for the portion of the Royalty Term during which no such Valid Claim exists in such country; and (B) if a Licensed Product (or its manufacture, use, sale, offer for sale or importation) is not covered by a Valid Claim in a country within the Territory such that royalties are paid by Novartis pursuant to Section 5.3(c)(i) hereof and, prior to the expiration of the Royalty Term for such Licensed

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Product in such country, the Licensed Product (or its manufacture, use, sale, offer for sale or importation) becomes covered by a Valid Claim within the Licensed Patent Rights in such country, Novartis shall pay ImmunoGen a royalty at the rates set forth in Section 5.3(a), 5.3(d) or 5.3(e) hereof, as applicable, for that portion of the Royalty Term during which such Valid Claim exists in such country.

(d)                                  Loss of Market Exclusivity.  Subject to Section 5.3(f) hereof, if, with respect to a Calendar Quarter, Novartis, its Affiliates or Sublicensees experiences a Loss of Market Exclusivity for a Licensed Product in any country, then Novartis shall have the right to reduce the royalties otherwise due to ImmunoGen pursuant to Section 5.3(a) or 5.3(e) hereof (but not the royalties otherwise due to ImmunoGen under Section 5.3(c) hereof) with respect to Net Sales in such country of such Licensed Products in such Calendar Quarter as described below, in each case using a methodology similar to that outlined in Schedule C attached hereto.  In calculating royalty reductions pursuant to this Section 5.3(d), the applicable WARR (as defined in Schedule C) shall be multiplied by a percentage which is equal to a fraction, the numerator of which is the actual Net Sales of the Licensed Product in the country for the applicable Calendar Quarter during the period of Loss of Market Exclusivity, and the denominator of which is the Baseline Net Sales of the Licensed Product in such country; provided, however, that (i) if the percentage referred to above is greater than [***] no reductions shall be made pursuant to this Section 5.3(d) with respect to Net Sales of the Licensed Product in such country for such Calendar Quarter; and (ii) such percentage shall never be less than [***] regardless of whether Net Sales of such Licensed Product in such country for such Calendar Quarter are less than [***] of the applicable Baseline Net Sales.

(e)                                   Effect of Challenge.  In further consideration of the grant by ImmunoGen of the license hereunder and except to the extent the following is unenforceable under the Applicable Laws of a particular jurisdiction where a patent application within the Licensed Patent Rights is pending or a patent within the Licensed Patent Rights is issued, if Novartis or any Affiliate or Sublicensee of Novartis initiates a Challenge or induces or assists a Third Party in initiating or prosecuting a Challenge (the Licensed Patent Rights subject to such Challenge being referred to herein as the “Challenged Patent Rights”), then during the period that such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Challenge is pending, the royalty rates set forth in Section 5.3(a) hereof shall be increased by an additional [***] of annual Net Sales (the “Challenge-Related Royalty Increase”) in the country(ies) in which the Challenged Patent Rights were issued (each, a “Challenge Jurisdiction”) commencing on the date of such initiation or the date Novartis, its Affiliates or Sublicensees first induces or provides assistance to such Third Party, as applicable, but only with respect to Net Sales of Licensed Products in the applicable Challenge Jurisdictions.  If, following the conclusion of such Challenge in the Challenge Jurisdiction, any Valid Claim within the Challenged Patent Rights covers any Licensed Product in such Challenge Jurisdiction, then the Challenge-Related Royalty Increase shall [***] with respect to Net Sales of Licensed Products in the Challenge Jurisdiction and Novartis shall reimburse ImmunoGen for its costs and expenses (including, without limitation, reasonable attorneys’ and experts’ fees and expenses of litigation) incurred in responding to the Challenge within [***] days of receiving invoice(s) therefor from ImmunoGen substantially in the form of Schedule B attached hereto, which shall set forth in reasonable detail the basis for the charges for which ImmunoGen is seeking reimbursement.  If, following the conclusion of the Challenge, no Valid Claim within the Challenged Patent Rights in the Challenge Jurisdiction covers any Licensed Product (or its manufacture, use, sale, offer for sale or importation), then ImmunoGen shall reimburse Novartis for all amounts paid with respect to the Challenge-Related Royalty Increase actually paid by Novartis to ImmunoGen with respect to the Challenge Jurisdiction (the “Clawback Amount”) as follows: (1) Novartis shall be entitled to credit [***] percent ([***]%) of each royalty payment due under Section 5 hereof as they become due from and after the date of the conclusion of such Challenge in such Challenge Jurisdiction against the Clawback Amount until reimbursed in full, and (2) any unreimbursed portion of the Clawback Amount outstanding at the conclusion of the Royalty Term in all countries in the Territory shall be paid to Novartis within [***] days after receipt by ImmunoGen of an invoice from Novartis therefor.

(f)                                    Minimum Royalty Rate.  Anything contained in this Agreement to the contrary notwithstanding, none of the reductions to royalties provided in Sections 5.3(b), 5.3(c) and 5.3(d) hereof, shall, individually or in the aggregate, reduce the royalties payable with respect to Net Sales of any Licensed Product sold by Novartis, its Affiliates and its Sublicensees

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

in any country during the Royalty Term by more than [***] of the royalties otherwise owed to ImmunoGen pursuant to Section 5.3(a) or 5.3(e), as applicable, without giving effect to any royalty reduction provided in Section 5.3(b), 5.3(c) or 5.3(d) hereof.

5.4                               Third Party Target Specific Rights.  Within [***] Business Days after the Effective Date, ImmunoGen shall notify Novartis in writing of the existence of any Third Party Target Specific Rights within the Licensed Patent Rights, and shall provide Novartis with a copy of the license agreement covering such Third Party Target Specific Rights.  Anything contained in this Agreement to the contrary notwithstanding, Novartis shall be solely responsible for all [***] and [***] payments associated with such Third Party Target Specific Rights to the extent they become payable as a result of ImmunoGen’s grant to Novartis and its Affiliates of the license pursuant to Section 2.1 hereof or the Development and Commercialization of Licensed Products hereunder (retroactive back to the Effective Date and without any right of offset pursuant to Section 5.3(b) hereof) unless, within [***] Business Days after Novartis’ receipt of such notice, Novartis notifies ImmunoGen that it is unwilling to assume the financial obligations associated with such Third Party Target Specific Rights as described above (a “Rejection Notice”).  If Novartis delivers a Rejection Notice to ImmunoGen, then ImmunoGen may [***] under any such Third Party Target Specific Rights, and will notify Novartis if it elects to [***] such [***].  Novartis shall be solely responsible, at its own expense, for securing any rights under the Third Party Target Specific Rights after delivery of a Rejection Notice.  For purposes of clarity, notwithstanding Novartis’ delivery of a Rejection Notice pursuant to this Section 5.4, the remaining terms and conditions of this Agreement shall remain in full force and effect.

5.5                               Royalty Term.  Novartis shall pay royalties with respect to each Licensed Product on a country-by-country and Licensed Product-by-Licensed Product basis until the last of (a) [***] years from the First Commercial Sale of such Licensed Product in such country or (b) the expiration of the last to expire Valid Claim within the Licensed Patent Rights which covers the Licensed Product (or its manufacture, use, sale, offer for sale or importation) in such country (the “Royalty Term”).

5.6                               Payment Terms.

(a)                                  Reserved.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)                                  Payment of Royalties; Royalty Reports.  Within [***] days after each Calendar Quarter during the term of this Agreement following the First Commercial Sale of a Licensed Product, Novartis will provide to ImmunoGen a written report or reports showing each of: (i) the gross sales (if available) and the Net Sales in each country’s currency of each Licensed Product in the Territory during the reporting period by Novartis and its Affiliates and Sublicensees; (ii) the applicable exchange rate to convert from each country’s currency to U.S. Dollars under Section 5.6(c) hereof; (iii) the applicable royalty rate(s) under this Agreement, and (iv) the royalties payable, in U.S. Dollars, which shall have accrued hereunder with respect to such Net Sales.  After receipt of such report, ImmunoGen shall submit an original invoice to Novartis substantially in the form of Schedule B attached hereto with respect to the royalty amount due to ImmunoGen.  Novartis shall make any royalty payments owed to ImmunoGen in U.S. Dollars, quarterly within [***] days following the receipt of the applicable invoice from ImmunoGen.

(c)                                   Accounting.  All payments hereunder shall be made in U.S. dollars.  Royalties shall be calculated based on Net Sales in U.S. Dollars, with conversion of Net Sales in each country to U.S. Dollars according to the Novartis Standard Exchange Rate Methodology.

(d)                                  No Set-Off; Tax Withholding.  All payments made by Novartis to ImmunoGen hereunder shall be made without set-off or counterclaim and free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes, if any.  Novartis shall make any applicable withholding payments due on behalf of ImmunoGen and shall provide ImmunoGen with reasonable proof of payment of such withholding taxes, together with an accounting of the calculations of such taxes, within [***] days after such payment is remitted to the proper authority.  Any withheld tax remitted by Novartis to the proper authority shall be treated as having been paid by Novartis to ImmunoGen for all purposes of this Agreement.  The Parties will cooperate reasonably in completing and filing documents required under the provisions of any Applicable Laws in connection with the making of any required withholding tax payment, or in connection with any claim to a refund of or credit for any such payment.

(e)                                   Wire Transfers.  All payments hereunder shall be made to ImmunoGen in U.S. Dollars by bank wire transfer in immediately available funds to the account designated by

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ImmunoGen in the invoice for such payments; provided, however, that payment by means of a [***] and delivered to the address for ImmunoGen provided in accordance with Section 11.1 hereof shall not be deemed a breach of this Section 5.4(b); and provided, further, that the date of payment by [***] shall be the date of ImmunoGen’s [***].

5.7                               Overdue Payments.  Subject to the other terms of this Agreement, any payments hereunder not paid within the applicable time period set forth herein shall bear interest from the due date until paid in full, at a rate per annum equal to the lesser of (a) [***] or (b) the maximum interest rate permitted by applicable law in regard to such payments, calculated on the number of days such payments are paid after the date such payments are due; provided, that with respect to any disputed payments, no interest payment shall be due until such dispute is resolved and the interest which shall be payable thereon shall be based on the finally-resolved amount of such payment, calculated from the original date on which the disputed payment was due through the date on which payment is actually made.  Such payments when made shall be accompanied by all interest so accrued.  Such interest and the payment and acceptance thereof shall not negate or waive the right of ImmunoGen to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment.

5.8                               Records Retention; Audit.

(a)                                  Records Retention.  Commencing as of the date of First Commercial Sale of the first Licensed Product, Novartis and its Affiliates and Sublicensees shall keep for at least [***] years from the end of the Calendar Year to which they pertain complete and accurate records of sales by Novartis or its Affiliates or Sublicensees, as the case may be, of each Licensed Product, in sufficient detail to allow the accuracy of the royalties to be confirmed.

(b)                                  Audit.  Subject to the other terms of this Section 5.8(b), at the request of ImmunoGen, upon at least [***] days prior written notice to Novartis, but no more often than [***] per Calendar Year and not [***] with respect to records covering any specific period of time, and at its sole expense (except as otherwise provided herein), Novartis shall permit an internationally recognized independent accounting firm reasonably selected by ImmunoGen and reasonably acceptable to Novartis to inspect (during regular business hours) at such place or places where such records are customarily kept the relevant records required to be maintained by

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Novartis and its Affiliates and Sublicensees under Section 5.8(a) hereof.  At ImmunoGen’s request, the independent accounting firm shall be entitled to audit the [***] years of Novartis’ records solely for purposes of verifying the items set forth in Section 5.8(a) hereof.  Before beginning its audit, the independent accounting firm shall enter into a confidentiality agreement with both Parties substantially similar to the provisions of Section 6 hereof limiting the disclosure and use of such information by such independent accounting firm to authorized representatives of the Parties and the purposes germane to this Section 5.8 with the limitation that the independent accounting firm shall have the right to disclose to ImmunoGen only its conclusions regarding any payments owed under this Agreement.  The independent accounting firm shall provide its audit report and basis for any determination to Novartis at the time such report is provided to ImmunoGen.  Novartis and ImmunoGen shall each have the right to request a further determination by such independent accounting firm as to matters which such Party disputes within [***] days following receipt of such report.  The Party initiating a dispute will provide the other Party and the independent accounting firm with a reasonably detailed statement of the grounds upon which it disputes any findings in the audit report and the independent accounting firm shall undertake to complete such further determination within [***] days after the dispute notice is provided, which determination shall be limited to the disputed matters and provided to both Parties.  The Parties shall use reasonable efforts, through the participation of finance representatives of both Parties, to resolve any dispute arising in relation to the audit by good faith discussion.  The results of any such audit, reflecting the independent accounting firm’s determination of any disputed matters, shall be binding on both Parties.  ImmunoGen agrees to treat the results of any such independent accounting firm’s review of Novartis’ records under this Section 5.8(b) as Confidential Information of Novartis subject to the terms of Section 6 hereof.  If any such audit reveals a deficiency in the calculations resulting from any underpayment by Novartis, Novartis shall [***] pay to ImmunoGen the amount remaining to be paid [***], and if such underpayment is by [***], Novartis shall pay the reasonable costs and expenses of the of the independent accounting firm in conducting the audit.  In addition, if an audit reveals that Novartis has overpaid, ImmunoGen shall [***] refund the amount overpaid.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.             TREATMENT OF CONFIDENTIAL INFORMATION

6.1          Confidentiality.

(a)            Confidentiality Obligations.  ImmunoGen and Novartis each recognizes that the other Party’s Confidential Information constitutes highly valuable assets of such other Party.  ImmunoGen and Novartis each agrees that, subject to Section 6.1(b) hereof, during the Term and for an additional [***] years thereafter, (i) it will not disclose, and will cause its Affiliates (and, in the case of Novartis, its Sublicensees and Permitted Third Party Service Providers) not to disclose, any Confidential Information of the other Party and (ii) it will not use, and will cause its Affiliates (and, in the case of Novartis, its Sublicensees and Permitted Third Party Service Providers) not to use, any Confidential Information of the other Party, in either case, except as expressly permitted hereunder.  Without limiting the generality of the foregoing, each Party shall take such action, and shall cause its Affiliates (and, in the case of Novartis, its Sublicensees and Permitted Third Party Service Providers) to take such action, to preserve the confidentiality of the other Party’s Confidential Information as such Party would customarily take to preserve the confidentiality of its own Confidential Information and shall, in any event, use at least reasonable care to preserve the confidentiality of the other Party’s Confidential Information.

(b)           Limited Disclosure.  Each Receiving Party shall be entitled to disclose the Disclosing Party’s Confidential Information to employees, consultants, subcontractors and Affiliates of the Receiving Party (and, in the case of Novartis, its Sublicensees and Permitted Third Party Service Providers) to enable the Receiving Party to exercise its rights or to carry out its responsibilities under this Agreement, provided that such disclosure shall only be made to persons who are bound by written obligations as described in Section 6.1(c) hereof.  In addition, the Receiving Party may disclose the Disclosing Party’s Confidential Information to the extent such disclosure (i) is reasonably necessary to file, prosecute or maintain patents or patent applications, or to file, prosecute or defend litigation related to patents or patent applications in accordance with this Agreement, or (ii) as required by Applicable Laws, provided that in the case of any disclosure under this clause (ii), the Receiving Party shall (A) if practicable, provide the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Disclosing Party with reasonable advance notice of and an opportunity to comment on any such required disclosure, (B) if requested by the Disclosing Party, cooperate in all reasonable respects with the Disclosing Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the Disclosing Party’s expense, and (C) use good faith efforts to incorporate the comments of the Disclosing Party in any such disclosure or request for confidential treatment or a protective order.

(c)            Employees, Consultants and Subcontractors.  ImmunoGen and Novartis each hereby represents and warrants that all of its employees, consultants and subcontractors, and all of the employees, consultants and subcontractors of its Affiliates, who participate in the activities contemplated by this Agreement or who otherwise have access to Confidential Information of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information in confidence and not to use such information except as expressly permitted hereunder.  Each Party agrees to use, and to cause its Affiliates (and, in the case of Novartis, its Sublicensees and Permitted Third Party Service Providers) to use, reasonable efforts to enforce such obligations.

6.2          Publicity.  The Parties acknowledge that the terms of this Agreement constitute the Confidential Information of each Party and may not be disclosed except as permitted by Section 6.1(b) hereof.  In addition, either Party may disclose the terms of this Agreement (a) on a need-to-know basis to such Party’s legal, accounting and financial advisors and (b) as reasonably necessary in connection with any actual or potential (i) debt or equity financing of such Party or (ii) purchase by any Third Party of all the outstanding capital stock or all or substantially all of the assets of such Party or any merger or consolidation involving such Party; provided that ImmunoGen shall not disclose the identity of the Licensed Target under this clause (b) and ImmunoGen shall not disclose the amount of the Upfront Fee, the specific milestone events, the milestone payments (individually or in the aggregate), or the royalty rates set forth in Section 5 hereof (except to the extent any of the foregoing have been previously disclosed as otherwise permitted under this Agreement) under clause (b)(ii) above; and provided, further that in each case the Person to whom the terms of this Agreement is to be disclosed agrees in writing to maintain the confidentiality of such information with terms at least as protective as those

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

contained in Section 6.1(a) hereof.  Anything contained in this Agreement to the contrary notwithstanding, upon the execution of this Agreement, the Parties shall mutually agree to a press release with respect to this Agreement and, once such press release is approved for disclosure by both Parties, either Party may make subsequent and repeated public disclosure of the contents thereof without further approval of the other Party.  After issuance of such press release, neither Party shall publish, present or otherwise disclose publicly any material related to events arising under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided that notwithstanding the foregoing, (A) neither Party will be prevented from complying with any duty of disclosure it may have pursuant to Applicable Laws; and (B) Novartis shall be permitted to publish such material in scientific journals or present such material at scientific conferences in accordance with Section 6.3 hereof.  Either Party may make subsequent and repeated disclosure of the contents of any disclosures permitted by the preceding sentence without the prior written consent of the other Party.

6.3          Publications and Presentations.  The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder.  ImmunoGen agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, the results of the Development and Commercialization of a Licensed Product to the extent such results refer to, derive from or otherwise relate to the Licensed Intellectual Property without the prior review by and approval of Novartis.  Novartis shall provide ImmunoGen the opportunity to review each of Novartis’ proposed abstracts, manuscripts or presentations (including, without limitation, information to be presented verbally) that contain ImmunoGen’s Confidential Information or disclose any unpatented Licensed Technology at least [***] days prior to its intended presentation or submission for publication, and Novartis agrees, upon written request from ImmunoGen given within such [***] day period, not to submit such abstract or manuscript for publication or to make such presentation until ImmunoGen is given up to [***] days from the date of such written request to seek appropriate patent protection for any unpatented Licensed Technology disclosed in such publication or presentation that it reasonably

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

believes may be patentable.  Once such abstracts, manuscripts or presentations have been reviewed and, where applicable, approved by each Party, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission or publication.  Each Party also shall have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.  In any permitted publication or presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary industry standards.

6.4          Integration.  As to the subject matter of this Agreement, this Section 6 supersedes any confidential disclosure agreements between the Parties, including, without limitation, the Confidentiality Agreement and the confidentiality provisions of the Multi-Target Agreement.  Any confidential information of a Party disclosed under the Confidentiality Agreement or the Multi-Target Agreement relating to the subject matter of this Agreement shall be treated as Confidential Information of such Party hereunder, subject to the terms of this Section 6.

7.             PROVISIONS CONCERNING THE FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS

7.1          Ownership of Intellectual Property; Disclosure.  Except as otherwise expressly provided herein, all inventions and discoveries governed by this Agreement shall be owned based on inventorship, as inventorship is determined in accordance with United States patent law.

(a)            Solely-Owned Technology.  Anything contained in this Agreement to the contrary notwithstanding, as between the Parties (i) ImmunoGen shall be the sole owner of the Licensed Intellectual Property (other than the Joint Program Technology and Joint Improvements included therein), and (ii) Novartis shall be the sole owner of Novartis Improvements and any Patent Rights claiming Novartis Improvements.

(b)           Jointly-Owned Technology.  All Joint Program Technology and Joint Improvements shall be jointly owned by ImmunoGen and Novartis.  The Parties shall also jointly own any Patent Rights claiming such Joint Program Technology and Joint Improvements.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)            Disclosure.  Each Party shall provide to the other Party any invention disclosure related to any Joint Program Technology or Joint Improvements within [***] days after such Party receives such disclosure from its employees or others obligated to assign or license inventions to such Party or any Affiliate of such Party.

7.2          Patent Filing, Prosecution and Maintenance.

(a)            Licensed Patent Rights.  ImmunoGen, acting through patent counsel or agents of its choice, shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Licensed Patent Rights (other than Licensed Patent Rights claiming Joint Program Technology or Joint Improvements).

(b)           Novartis Inventions.  Novartis, acting through patent counsel or agents of its choice, shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Patent Rights specifically claiming any Antibody Controlled by Novartis or its Affiliates, a Specific Ab-Cytotoxic Product or any other Novartis inventions (including Novartis Improvements but excluding any Licensed Patent Rights).

(c)            Joint Program Technology and Joint Improvements.

(i)            Novartis, acting through patent counsel and agents of its choice, shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Patent Rights claiming Joint Program Technology.

(ii)           ImmunoGen, acting through patent counsel and agents of its choice, shall be responsible, at its sole cost and expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of all Patent Rights claiming Joint Improvements.

(iii)          The Party undertaking the responsibility for the filing, prosecution and maintenance of any Patent Rights claiming Joint Program Technology or Joint Improvements will keep the other Party reasonably informed of the status of such filing, prosecution and maintenance, including, without limitation, by using commercially reasonable efforts to provide the other Party a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantially narrowing,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that the other Party has a reasonable opportunity to review and comment.

(d)           Cooperation.  Each Party agrees to cooperate reasonably with the other Party in the preparation, filing, prosecution and maintenance of any Patent Rights pursuant to this Section 7.2.  Such cooperation includes, but is not limited to, executing all papers and instruments, or requiring employees or others to execute such papers or instruments, so as to effectuate the ownership of such Patent Rights and to enable the filing, prosecution, maintenance and extension thereof in any country or region.  In addition, the Parties shall reasonably cooperate with each other in obtaining patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory where applicable to the Licensed Patent Rights.

7.3          Abandonment.

(a)            Licensed Patent Rights; Joint Improvements.  If ImmunoGen decides to abandon or allow to lapse, or otherwise determines to not prosecute, any of the Licensed Patent Rights or Patent Rights claiming Joint Improvements for which it is the filing party under Sections 7.2(a) and 7.2(c)(ii) hereof in any country or region in the Territory, ImmunoGen shall inform Novartis of such decision promptly and, in any event, so as to provide Novartis a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region.  Novartis shall have the right to assume responsibility for continuing the prosecution of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, in each case at Novartis’ sole expense and through patent counsel or agents of its choice.  Novartis shall not become an assignee of such Licensed Patent Rights or of ImmunoGen’s interest in such Patent Rights claiming Joint Improvements as a result of its assumption of such responsibility.  Upon transfer of ImmunoGen’s responsibility for prosecuting, maintaining and defending any of the Licensed Patent Rights or Patent Rights claiming Joint Improvements under this Section 7.3(a) hereof, ImmunoGen shall promptly deliver to Novartis copies of all necessary

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

files related to such Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for Novartis to assume such prosecution, maintenance and defense.

(b)           Novartis Improvements; Joint Program Technology.  If Novartis decides to abandon or allow to lapse, or otherwise determines to not prosecute, any of the Patent Rights claiming Novartis Improvements or Patent Rights claiming Joint Program Technology for which Novartis is the filing party under Sections 7.2(b) and 7.2(c)(i) hereof in any country or region in the Territory, Novartis shall inform ImmunoGen of such decision promptly and, in any event, so as to provide ImmunoGen a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region.  ImmunoGen shall have the right to assume responsibility for continuing the prosecution of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, in each case at ImmunoGen’s sole expense and through patent counsel or agents of its choice.  ImmunoGen shall not become an assignee of Novartis’ interest in such Patent Rights claiming Novartis Improvements or Joint Program Technology as a result of its assumption of such responsibility.  Upon transfer of Novartis’ responsibility for prosecuting, maintaining and defending any of the Patent Rights claiming Novartis Improvements or Joint Program Technology, Novartis shall promptly deliver to ImmunoGen copies of all necessary files related to such Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for ImmunoGen to assume such prosecution, maintenance and defense of such Novartis Improvements or Joint Program Technology.

7.4          Third Party Infringement.

(a)            If either Party becomes aware of any possible infringement of, or submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act that is covered by, any Licensed Patent Rights that cover a Licensed Product or any Novartis Improvement (an “Infringement”), that Party shall promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)           ImmunoGen shall have the first right and option, but not the obligation, to eliminate such Infringement with respect to Licensed Patent Rights (other than Patent Rights claiming Joint Program Technology) that cover Licensed Products by reasonable steps, which may include the institution of legal proceedings or other action.  All costs, including, without limitation, attorneys’ fees, relating to such legal proceedings or other action shall be borne by ImmunoGen.  If ImmunoGen does not take commercially reasonable steps to eliminate the Infringement within [***] days from any Infringement Notice (or [***] days in the case of an Infringement under the Hatch-Waxman Act), then Novartis shall have the right and option to do so at its expense, provided that if ImmunoGen has commenced negotiations with an alleged infringer for elimination of such Infringement within such [***]-day (or, if applicable, such [***]-day) period, then ImmunoGen shall have an additional [***] days (or in the case of an infringement under the Hatch-Waxman Act, [***] days) to conclude its negotiations before Novartis may take steps to eliminate such Infringement.

(c)            Novartis shall have the first right and option, but not the obligation, to eliminate such Infringement with respect to Patent Rights claiming Joint Program Technology by reasonable steps, which may include the institution of legal proceedings or other action.  All costs, including, without limitation, attorneys’ fees, relating to such legal proceedings or other action shall be borne by Novartis.  If Novartis does not take commercially reasonable steps to eliminate the Infringement within one hundred [***] days from any Infringement Notice (or [***] days in the case of an Infringement under the Hatch-Waxman Act), then ImmunoGen shall have the right and option to do so at its expense, provided that if Novartis has commenced negotiations with an alleged infringer for elimination of such Infringement within such [***]-day (or, if applicable, such [***]-day) period, then Novartis shall have an additional [***] days (or in the case of an infringement under the Hatch-Waxman Act, [***] days) to conclude its negotiations before ImmunoGen may take steps to eliminate such Infringement.

(d)           Neither Party shall settle any Infringement claim or proceeding under this Section 7.4 without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e)            Each Party shall have the right to participate, and be represented by counsel that it selects, in any legal proceedings or other action instituted under this Section 7.4 by the other Party.  If a Party with the right to initiate legal proceedings under this Section 7.4 to eliminate Infringement lacks standing to do so and the other Party has standing to initiate such legal proceedings, such Party with standing shall initiate such legal proceedings at the request and expense of the other Party.

(f)            In any action, suit or proceeding instituted under this Section 7.4, the Parties shall cooperate with and assist each other in all reasonable respects.  Upon the reasonable request of the Party initiating such action, suit or proceeding, the other Party shall join such action, suit or proceeding and shall be represented using counsel of its own choice, at the requesting Party’s expense.

(g)           Any amounts recovered by either Party pursuant to Section 7.4 hereof, whether by settlement or judgment, shall be first applied [***], in connection therewith; provided that [***] may cause any such amounts, or proportionate percentages thereof, to be applied [***] to the extent required by the terms of any written agreement with [***].  Any remainder which is allocable to the Licensed Product will be shared as follows:  [***] shall be paid an amount equal to [***], and the [***] portion of such recovery which is [***] shall be paid to [***].

7.5          Response to Biosimilar Applicants.

(a)            Notice; Preliminary Discussions.  In the event Novartis receives notice or a copy of any application, submission or notice (a “Biosimilar Notice”), whether or not under any Applicable Laws (including under the Biologics Price Competition and Innovation Act of 2009 (the “BPCIA”) and/or the United States Patient Protection and Affordable Care Act) applicable to the approval or manufacture of any biosimilar or follow-on biologic product for which a Licensed Product is a “reference product,” as such term is used in the BPCIA (a “Proposed Biosimilar Product”), including any notification of an intent to commercially market a Proposed Biosimilar Product, Novartis shall promptly provide ImmunoGen with written notice, which notice shall identify the Third Party applicant (the “Applicant”), and include a copy of the Biosimilar Notice.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)           Preparation of Proposed Patent List.  Not later than [***] days from the date of receipt by Novartis of the Biosimilar Notice, Novartis shall prepare and provide ImmunoGen with a list (the “Proposed Patent List”) of (i) those patents within the Licensed Patent Rights, if any, that Novartis reasonably believes would be infringed by the manufacture and/or sale of the Proposed Biosimilar Product and (ii) those patents within the Licensed Patent Rights, if any, that Novartis would be willing to sublicense to such Applicant in accordance with the terms of this Agreement, and with such other information pertaining to the Licensed Patent Rights as would be required to be provided to the Applicant under the BPCIA or other Applicable Law (the “Other Required Information”).  Within [***] days following the date of receipt by ImmunoGen of the Proposed Patent List and Other Required Information, ImmunoGen and Novartis shall discuss in good faith the Proposed Patent List and the Other Required Information and Novartis shall consider in good faith ImmunoGen’s proposals for changes to the Proposed Patent List and the Other Required Information.  Within [***] days following Novartis’ receipt of the Biosimilar Notice, Novartis shall provide the Applicant with a copy of the Proposed Patent List and the Other Required Information; provided, however, that the Proposed Patent List provided to Applicant shall include any patent within the Licensed Patent Rights specified in writing by ImmunoGen for inclusion, absent manifest error.

(c)            Disclosure of Applicant’s Response.  Within [***] days from the date of receipt by Novartis of a response relating to the Licensed Patent Rights, if any, from the Applicant to the Proposed Patent List and Other Required Information, including any response required by the BPCIA (the “Applicant Response”), Novartis shall provide ImmunoGen with a copy of the portions of such Applicant Response pertaining to the Licensed Patent Rights, if any.

(d)           Preparation of Novartis Response. Not later than [***] days from the date of receipt by Novartis of an Applicant Response for which Novartis is required to provide notice to ImmunoGen pursuant to Section 7.5(c), Novartis shall prepare and provide ImmunoGen with a draft of the portions of a response pertaining to the Licensed Patent Rights (the “Novartis Response”) that (i) describes on a claim-by-claim basis, how each patent within the Licensed Patent Rights on the Proposed Patent List would be infringed by the Proposed Biosimilar Product, and (ii) responds to Applicant’s claims that the patents within the Licensed Patent

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Rights on the Proposed Patent List are invalid or unenforceable.  As soon as practicable following the date of receipt by ImmunoGen of the Novartis Response, ImmunoGen and Novartis shall discuss in good faith Novartis’ statements in the Novartis Response and Novartis shall consider in good faith ImmunoGen’s proposals for changes to the Novartis Response.  As soon as possible following such good faith discussions, and in any event not later than [***] days following Novartis’ receipt of the Applicant Response, Novartis shall provide the Applicant with a copy of the portions of the Novartis Response relating to the Licensed Patent Rights; provided, however, that the Novartis Response provided to Applicant shall include responsive information with respect to any patent within the Licensed Patent Rights specified in writing by ImmunoGen for inclusion, absent manifest error.

(e)            Negotiation; ImmunoGen Rights. As soon as possible following the date on which Novartis provides Applicant with a copy of the Novartis Response for which Novartis is required to provide a copy pursuant to Section 7.5(d), Novartis shall commence good faith negotiations with Applicant for a period of not more than [***] days (the “Negotiation Period”) in an effort to reach agreement on the patents on the Proposed Patent List that will be the subject of a patent infringement litigation (the “Infringed Patent List”); provided, however, that if the Proposed Patent List [***], then Novartis shall [***].

(f)            Claims, Suits and Proceedings.  If Novartis and Applicant reach agreement on the Infringed Patent List and such list includes a patent within the Licensed Patent Rights, Novartis shall have the first right and option, but not the obligation, to file a claim for Infringement with respect to such Licensed Patent Rights against the Applicant within [***] days thereafter; provided, that Novartis hereby acknowledges and agrees that if Novartis does not file a claim for Infringement with respect to such Licensed Patent Rights within such [***] day period, ImmunoGen shall have the right and option, but not the obligation, to take such actions as it determines to be reasonable necessary to preserve its rights in the Licensed Patent Rights and eliminate the infringement thereof threatened by Applicant, including, without limitation, by initiating an infringement action against Applicant.  If Novartis and Applicant fail to reach agreement on the Infringed Patent List, Novartis shall (i) provide Applicant with a copy of the patents within the Licensed Patent Rights, if any, on the Proposed Patent List that will be the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

subject of a patent Infringement litigation and (ii) have the first right and option, but not the obligation, to file a claim for Infringement of such Licensed Patent Rights against the Applicant within [***] days thereafter; provided, however, that if the Proposed Patent List [***], then Novartis shall [***]; and provided further, that Novartis hereby acknowledges and agrees that if Novartis does not file a claim for Infringement within such [***] day period, ImmunoGen shall have the right and option, but not the obligation, to take such actions as it determines to be reasonable necessary to preserve its rights in the Licensed Patent Rights and eliminate the infringement of such Licensed Patent Rights threatened by Applicant, including, without limitation, by initiating an infringement action against Applicant to eliminate such Infringement.  Solely with respect to patents within the Licensed Patent Rights, all costs, including, without limitation, attorneys’ fees, relating to such legal proceedings or other action shall be borne by (A) ImmunoGen if such legal proceeding or other action is brought by ImmunoGen and (B) Novartis if such legal proceeding or other action is brought by Novartis.  Novartis shall not be permitted to settle any claim, suit or proceeding with the Applicant under this Section 7.5 with respect to the Licensed Patent Rights without the prior written consent of ImmunoGen, which consent shall not be unreasonably withheld, conditioned or delayed.  Each Party shall have the right to participate, and be represented by counsel that it selects, in any legal proceedings or other action instituted under this Section 7.5 by the other Party.  If a Party with the right to initiate legal proceedings under this Section 7.5 lacks standing to do so and the other Party has standing to initiate such legal proceedings, such Party with standing shall initiate such legal proceedings at the request and expense of the other Party.  In any action, suit or proceeding instituted under this Section 7.5, the Parties shall cooperate with and assist each other in all reasonable respects.  Upon the reasonable request of the Party initiating such action, suit or proceeding, the other Party shall join such action, suit or proceeding and shall be represented using counsel of its own choice, at the requesting Party’s expense.  Any amounts recovered by either Party pursuant to this Section 7.5(f) with respect to the Licensed Patent Rights, whether by settlement or judgment, shall be allocated in accordance with the provisions of Section 7.4(g) hereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(g)           Compliance with Applicable Law.  Without limiting the foregoing, Novartis agrees to take such actions with respect to Licensed Patent Rights as may required under the BPCIA and regulations thereunder, and any other Applicable Laws pertaining to the approval or sale of biosimilars or follow-on biologic products, as are permitted to persons having rights to a reference product in order to object to or prevent the sale of a Proposed Biosimilar Product.

(h)           Changes in Applicable Law.  The Parties have agreed to the provisions of this Section 7.5 on the basis of the BPCIA and other applicable laws and regulations in effect as of the Effective Date.  If there are any material changes to the BPCIA or other Applicable Laws that would affect these provisions, the Parties will discuss amendments to this Section 7.5 in good faith.

7.6          Defense of Claims.  If any action, suit or proceeding is brought or threatened against either Party or an Affiliate or Sublicensee alleging infringement of the Technology or Patent Rights of a Third Party by reason of use by Novartis or an Affiliate or Sublicensee of the Licensed Intellectual Property in the Development or Commercialization of any Licensed Product, the Party first receiving notice of such actual or threatened action, suit or proceeding shall notify the other Party promptly, and the Parties shall as soon as practicable thereafter confer in good faith regarding the best response.

7.7          Trademarks.  All Licensed Products shall be sold under one or more trademarks selected and owned by Novartis or its Affiliates and their respective Sublicensees in the Territory.  As between the Parties, Novartis or its Affiliates shall control the preparation (including, but not limited to name creation, clearance and filing), selection, adoption, prosecution, enforcement and maintenance of applications related to all such trademarks in the Territory, at its sole cost and expense and at its sole discretion.  ImmunoGen shall notify Novartis or its Affiliates promptly upon learning of any actual, alleged or threatened infringement of a trademark applicable to a Licensed Product in the Territory, or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods, or like offenses in the Territory.  As between the Parties, all of the costs, expenses and legal fees in bringing, maintaining and prosecuting any action to maintain, protect or defend any trademark owned by Novartis or its Affiliates and their

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

respective Sublicensees hereunder, and any damages or other recovery, shall be Novartis’ or its Affiliates sole responsibility, and taken in Novartis’ or its Affiliates’ sole discretion.

8.             TERM AND TERMINATION

8.1          Term; Expiration.  The term of this Agreement shall commence on the Effective Date and shall expire on a Licensed Product-by-Licensed Product and a country-by-country basis upon the expiration of the Royalty Term applicable to a Licensed Product in each such country, subject to earlier termination in accordance with Section 8.2 hereof (the “Term”).  Provided this Agreement has not been terminated prior thereto by ImmunoGen under Section 8.2(b) or 8.2(c) hereof or by Novartis under Section 8.2(a) hereof, following the expiration of the Royalty Term applicable to a Licensed Product in a country in accordance with Section 5.5 hereof, Novartis and its Affiliates shall have a fully paid-up, irrevocable, freely transferable and sublicensable license under the relevant Licensed Intellectual Property, to make, have made, use, have used, sell, have sold, offer for sale, import and have imported such Licensed Product in such country.

8.2          Termination.  Subject to the other terms of this Agreement:

(a)            Voluntary Termination by Novartis.  Novartis shall have the right to terminate this Agreement at any time upon not less than [***] days’ prior notice to ImmunoGen.

(b)           Termination for Breach.  Either Party may terminate this Agreement, effective upon written notice to the other Party, upon any breach by the other Party of any material obligation or condition of this Agreement (a “Material Breach”) that remains uncured [***] days ([***] days if the breach is a failure by Novartis to make any payment required hereunder) after the non-breaching Party first gives written notice of such breach to the other Party describing such Material Breach in reasonable detail; provided, however, that if the nature of the asserted breach (other than a breach for non-payment) is such that more than [***] days are reasonably required to cure, then the cure period shall be extended for a period not to exceed an additional [***] days so long as the Party seeking to cure the asserted breach is diligently pursuing such cure to completion.  Anything contained in this Agreement to the contrary notwithstanding and subject to the proviso of this sentence, if the allegedly breaching Party (i) disputes either (A) whether a Material Breach has occurred or (B) whether the Material Beach

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

has been timely cured, and (ii) provides written notice of that Dispute to the other Party within the above time periods, then the matter will be addressed under the dispute resolution provisions of Section 11.12 hereof, and the Party asserting the breach may not terminate this Agreement until it has been determined under Section 11.12 hereof that the allegedly breaching Party is in Material Breach of this Agreement, and such breaching Party further fails to cure such breach within [***] days (or such longer or shorter period as determined by the arbiter of such dispute resolution) after the conclusion of the dispute resolution procedure; provided, however, that the foregoing shall not apply to any breach for non-payment of any payments required hereunder.  Anything contained in this Agreement to the contrary notwithstanding, if the asserted Material Breach is cured or shown to be non-existent within the applicable cure period, the first notice of breach hereunder shall be deemed automatically withdrawn and of no effect.

(c)            Termination for Insolvency.  To the extent allowed by Applicable Laws, if either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers the appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [***] days of the filing thereof, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.  In connection therewith, all rights and licenses granted under this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(56) of the United States Bankruptcy Code.  If either Party undergoes a voluntary dissolution or winding-up of its affairs, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.

8.3          Consequences of Termination.  Upon termination of this Agreement by either Party under Section 8.2 hereof, the following provisions shall apply:

(a)            Termination by ImmunoGen under Section 8.2(b) or 8.2(c) or by Novartis under Section 8.2(a).  If this Agreement is terminated by ImmunoGen under Section 8.2(b) or 8.2(c) hereof or by Novartis under Section 8.2(a) hereof, then (i) the license granted by ImmunoGen to Novartis and its Affiliates pursuant to Section 2.1 hereof shall immediately terminate; (ii) Novartis shall immediately cease, and shall cause its Affiliates and Sublicensees

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(subject to the next sentence) immediately to cease, any and all Development and Commercialization of Licensed Products in the Territory; and (iii) each Party shall promptly return or destroy all Confidential Information of the other Party, provided that each Party may retain, subject to Section 6 hereof, (A) one (1) copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder and (B) any Confidential Information of the other Party contained in laboratory notebooks or databases.  Notwithstanding the foregoing, (1) unless ImmunoGen specifies in writing to the contrary, no such termination of this Agreement shall be construed as a termination of any valid sublicense to any Third Party Sublicensee hereunder, and thereafter each such Sublicensee shall be considered a direct licensee of ImmunoGen, provided that (x) such Sublicensee is then in full compliance with all terms and conditions of its sublicense, (y) all accrued payment obligations to ImmunoGen have been paid, and (z) such Sublicensee agrees no later than [***] Business Days after the effective date of such termination to assume all obligations of Novartis under this Agreement, and (2) Novartis, its Affiliates and Sublicensees shall have the right, for six (6) consecutive months following the effective date of such termination, or such longer period (if any) to which the Parties mutually agree in writing (the “Wind-Down Period”), to sell or otherwise dispose of all Licensed Products then on hand, subject to the payment of royalties and the other terms of this Agreement.  After the Wind-Down Period, Novartis shall immediately cease, and shall cause its Affiliates and Sublicensees (subject to the preceding sentence) to cease, any and all Development and Commercialization of Licensed Products in the Territory.

(b)           Termination by Novartis under Section 8.2(b) and 8.2(c).  If this Agreement is terminated by Novartis under Section 8.2(b) or 8.2(c) hereof, then (i) the license granted by ImmunoGen to Novartis pursuant to Section 2.1 hereof shall survive on a country-by-country and Licensed Product-by-Licensed Product basis until the expiration of the Royalty Term for each such Licensed Product in each such country, subject to Novartis’ continued payment of all milestone, royalty and other payments under and in accordance with this Agreement with respect thereto, provided, however, that Novartis shall [***] be obligated to pay to ImmunoGen [***] of each milestone and royalty payment otherwise due under Section 5

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

hereof as they become due from and after the date of termination; and (ii) each Party shall promptly return or destroy all Confidential Information of the other Party, provided that each Party may retain, subject to Section 6 hereof, (A) one (1) copy of the Confidential Information of the other Party in its archives for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder and (B) any Confidential Information of the other Party contained in its laboratory notebooks or databases.  Notwithstanding the foregoing and subject to Section 6 hereof, Novartis may retain and use ImmunoGen’s Confidential Information solely in connection with the exercise of its rights set forth in clause (i) of the preceding sentence.

8.4          Remedies.  Except as otherwise expressly set forth in this Agreement, the termination provisions of this Section 8 are in addition to any other relief and remedies available to either Party at law.

8.5          Surviving Provisions.  Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Sections 2.3, 2.4, 2.5, 5.2, 5.6, 5.7, 5.8, 6, 7, 8.1, 8.3, 8.4, 8.5, 9.3, 10 and 11 hereof as well as any rights or obligations otherwise accrued hereunder (including any accrued payment obligations), shall survive the expiration or termination of the Term of this Agreement.  Without limiting the generality of the foregoing, Novartis shall remain liable for all payment obligations accruing hereunder prior to the effective date of termination.

9.             REPRESENTATIONS AND WARRANTIES

9.1          ImmunoGen Representations.  ImmunoGen represents and warrants to Novartis that:

(a)            the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate ImmunoGen corporate action; and

(b)           this Agreement is a legal and valid obligation binding upon ImmunoGen and enforceable in accordance with its terms, and the execution, delivery and performance of this

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Agreement by the Parties does not conflict with any agreement, instrument or understanding to which ImmunoGen is a party or by which it is bound.

Except as set forth in a written disclosure letter (the “Disclosure Letter”) delivered by ImmunoGen to Novartis within [***] Business Days after the Effective Date (which shall be deemed Confidential Information of ImmunoGen), ImmunoGen also represents and warrants to Novartis that:

(i)            to ImmunoGen’s knowledge, as of the Effective Date none of the issued patents within the Licensed Patent Rights is invalid or unenforceable;

(ii)           to ImmunoGen’s knowledge (without having conducted, or having any duty to conduct, any inquiry), as of the Effective Date, use of the Licensed Intellectual Property pursuant to the license granted to Novartis and its Affiliates hereunder does not infringe the issued patents of any Third Party;

(iii)          as of the Effective Date, ImmunoGen has received no notice from a Third Party claiming that the use of the Licensed Intellectual Property pursuant to the license granted hereunder to Novartis and its Affiliates will infringe the issued patents of any such Third Party; and

(iv)          as of the Effective Date, there is no pending or, to ImmunoGen’s knowledge (without having conducted, or having any duty to conduct, any inquiry), threatened, litigation that alleges that the use of the Licensed Intellectual Property pursuant to the license granted hereunder to Novartis and its Affiliates would infringe or misappropriate any intellectual property rights of any Third Party.

9.2          Novartis Representations.  Novartis represents and warrants to ImmunoGen that:

(a)            the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Novartis corporate action; and

(b)           this Agreement is a legal and valid obligation binding upon Novartis and enforceable in accordance with its terms, and the execution, delivery and performance of this

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Agreement by the Parties does not conflict with any agreement, instrument or understanding to which Novartis is a party or by which it is bound.

9.3          Warranty Disclaimers.

(a)            Nothing in this Agreement is or shall be construed as a warranty or representation by ImmunoGen (i) as to the validity or scope of any patent application or patent within the Licensed Patent Rights or (ii) that anything made, used, sold or otherwise disposed of under the license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of Third Parties.

(b)           EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT, AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

9.4          Covenant.  Subject to Section 5.4 hereof, ImmunoGen agrees to use [***] to maintain the right, to (a) use the Licensed Technology and Licensed Patent Rights existing as of the Effective Date as is necessary to fulfill its obligations under this Agreement; and (b) grant the license under the Licensed Patent Rights granted pursuant to this Agreement.

10.          INDEMNIFICATION; LIABILITY

10.1                           Indemnification.

(a)            Novartis Indemnity.  Novartis shall indemnify, defend and hold harmless ImmunoGen, its Affiliates, their respective directors, officers, employees, consultants and agents, and their respective successors, heirs and assigns (the “ImmunoGen Indemnitees”), against all liabilities, damages, losses and expenses (including, without limitation, reasonable attorneys’ fees and expenses of litigation) (collectively, “Losses”) incurred by or imposed upon the ImmunoGen Indemnitees, or any of them, as a direct result of any Third Party claims, suits,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

actions, demands or judgments, including, without limitation, personal injury and product liability matters (collectively, “Third Party Claims”), arising out of (i) the Material Breach of this Agreement by Novartis; (ii) the Development or Commercialization (including, without limitation, the production, manufacture, promotion, import, sale or use by any Person) of any Licensed Product by Novartis or any of its Affiliates, Sublicensees, distributors or agents; or (iii) the gross negligence or willful misconduct of Novartis; except in each case to the extent any such Third Party Claim or Losses result from a Material Breach of this Agreement by, or the gross negligence or willful misconduct of, ImmunoGen; provided that with respect to any such Third Party Claim for which ImmunoGen also has an obligation to any Novartis Indemnitee pursuant to Section 10.1(b) hereof, Novartis shall indemnify each ImmunoGen Indemnitee for its Losses to the extent of Novartis’ responsibility, relative to ImmunoGen (or to Persons for whom the ImmunoGen is legally responsible), for the facts underlying the Third Party Claim.

(b)           ImmunoGen Indemnity.  ImmunoGen shall indemnify, defend and hold harmless Novartis, its Affiliates, their respective directors, officers, employees, consultants and agents, and their respective successors, heirs and assigns (the “Novartis Indemnitees”), from and against any Losses incurred by or imposed upon the Novartis Indemnitees, or any of them, as a direct result of any Third Party Claims arising out of (i) the Material Breach of this Agreement by ImmunoGen; or (ii) the gross negligence or willful misconduct of ImmunoGen; except in each case to the extent any such Third Party Claim or Losses result from a Material Breach of this Agreement by, or the gross negligence or willful misconduct of, Novartis, or the Development or Commercialization of any Licensed Product by Novartis or any of its Affiliates, Sublicensees, distributors or agents; provided that with respect to any such Third Party Claim for which Novartis also has an obligation to any ImmunoGen Indemnitee pursuant to Section 10.1(a) hereof, ImmunoGen shall indemnify each Novartis Indemnitee for its Losses to the extent of ImmunoGen’s responsibility, relative to Novartis (or to Persons for whom Novartis is legally responsible), for the facts underlying the Third Party Claim.

10.2        Conditions to Indemnification.  A Person seeking indemnification under Section 10.1 hereof (the “Indemnified Party”) in respect of a Third Party Claim shall give prompt notice of such Third Party Claim to the Party from which recovery is sought (the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Indemnifying Party”) and shall permit the Indemnifying Party to assume direction and control of the defense of the Third Party Claim, provided that the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the defense or settlement of such Third Party Claim as the defense or settlement relates to the Indemnified Party, and (b) shall not settle or otherwise resolve such Third Party Claim without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided that the Indemnifying Party may, without the Indemnified Party’s prior written consent, agree or consent to any settlement or other resolution of such Third Party Claim which requires solely money damages paid by the Indemnifying Party, and which includes as an unconditional term thereof the giving by such claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such Third Party Claim.

10.3        Insurance Proceeds.  Any indemnification payment hereunder shall be made net of any insurance proceeds which the Indemnified Party is entitled to recover; provided, however, that if, following the payment to the Indemnified Party of any amount under this Section 10, such Indemnified Party becomes entitled to recover any insurance proceeds in respect of the claim for which such indemnification payment was made, the Indemnified Party shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

10.4        Limited Liability.  [***] NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (1) ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM LOSS OF PROFITS OR LOSS OF BUSINESS), OR (2) COSTS OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, EVEN IF EITHER PARTY IS INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IF THE REMEDIES PROVIDED FOR IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.          MISCELLANEOUS

11.1        Notices.  All notices and communications shall be in writing and delivered personally or by courier or mailed via certified mail, return receipt requested, postage prepaid, addressed as follows:

If to ImmunoGen:	ImmunoGen, Inc.
830 Winter Street
Waltham, MA 02451
Attn: Vice President, Business Development
Fax: [***]

with a copy to:	ImmunoGen, Inc.
830 Winter Street
Waltham, MA 02451
Attn: Alliance Management
Fax: [***]

If to Novartis:	Novartis Institutes for BioMedical Research, Inc.
250 Massachusetts Avenue
Cambridge, MA 02139
Attn: General Counsel
Fax: [***]

Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) one (1) Business Day after deposit with a nationally recognized overnight express courier with charges prepaid, or (b) five (5) Business Days after mailed by certified mail, postage prepaid, in each case addressed to the receiving Party at its address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 11.1.

11.2        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.

11.3        Entire Agreement.  This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any prior or contemporaneous

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

agreements or understandings, negotiations or correspondence between the Parties, written or oral (including, without limitation, the Confidentiality Agreement) concerning the subject matter hereof.

11.4        Amendment and Waiver.  This Agreement may be amended, modified or changed only by a written instrument executed by the Party to be bound.  No term of this Agreement will be deemed to have been waived and no breach excused, unless such waiver or consent shall be in writing and signed by the Party claiming to have waived or consented.  Any consent by any Party to, or waiver of, a breach by the other, whether express or implied, shall not constitute consent to, or waiver of, or excuse for, any other different or subsequent breach.

11.5        Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  Except as set forth in Section 10 hereof, no Third Party (including, without limitation, employees of either Party) shall have or acquire any rights by reason of this Agreement.

11.6        Purpose and Scope.  The Parties hereto understand and agree that this Agreement is limited to the activities, rights and obligations as expressly set forth herein.  Nothing in this Agreement shall be construed to establish any agency, employment, partnership, joint venture, franchise or similar or special relationship between the Parties.  Neither Party shall have the right or authority to assume or create any obligations or to make any representations, warranties or commitments on behalf of the other Party, whether express or implied, or to bind the other Party in any respect whatsoever.  Except as expressly set forth elsewhere in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

11.7        Headings.  Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

11.8        Assignment.  Neither Party may assign this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, except that such consent shall not be required in connection with any assignment to an Affiliate of the assigning Party, or to a Third Party in connection with a sale or transfer of the business to which this Agreement relates, or to any successor Person resulting from any merger

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

or consolidation of such Party with or into such Person, provided that the assignee shall have agreed in writing to assume all of the assignor’s obligations hereunder, and provided, further, that the other Party shall be notified promptly after such assignment has been effected.  Any such assignment shall not relieve the assigning Party of any liabilities or obligations owed to the other Party hereunder, including, without limitation, in the case of Novartis, the payment of any amounts described in Section 5 hereof.

11.9        Force Majeure.  Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party, provided that financial inability in and of itself shall not be considered to be a force majeure event.  In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

11.10      Interpretation.  The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.  In addition, unless the context otherwise requires, wherever used in this Agreement: (i) the singular shall include the plural, the plural the singular; (ii) the use of any gender shall be applicable to all genders; (iii) the word “or” is used in the inclusive sense (and/or); (iv) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (v) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement; and (vi) all references to “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature.

11.11      Severability.  If any provision of this Agreement shall be held by a court of competent jurisdiction, or declared under any law, rule or regulation of any government having jurisdiction over the Parties hereto, to be illegal, invalid or unenforceable, then such provision

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

will, to the extent permitted by the court or government, not be voided, but will instead be construed to give effect to the intentions of the Parties to the maximum extent permissible under applicable law, and the remainder of this Agreement will remain in full force and effect in accordance with its terms.

11.12      Dispute Resolution.  The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of this Agreement relating to either Party’s rights or obligations hereunder or otherwise relating to the validity, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of this Agreement but excluding any determination of the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Patent Rights (hereinafter, a “Dispute”).  In the event of the occurrence of any such Dispute, the Parties shall, by written notice to the other Party, have such Dispute referred to their respective senior officers designated below, for attempted resolution by good faith negotiations commencing promptly after such notice is received.  Said designated senior officials of the Parties are as follows:

For Novartis:	Designated officer with full settlement authority; and
For ImmunoGen:	Chief Executive Officer.

In the event the designated senior officials are not able to resolve such Dispute, the Parties may seek to mediate their Dispute, on terms and with a mediator mutually agreeable to the Parties, or may seek to arbitrate their Dispute, on mutually agreed upon terms and conditions, but neither Party shall be required or obligated to mediate or arbitrate and the dispute resolution provisions of this Section 11.12 are in addition to any other relief or remedies available to either Party at law or equity.

11.13      Patent Disputes.  Anything contained in this Agreement to the contrary notwithstanding, with respect to any dispute, controversy or claim between the Parties that involves the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Patent Rights (a) that are issued in the United States shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in [***]; and (b) that are issued in any other country (or region) shall be brought

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

before an appropriate regulatory or administrative body or court in that country (or region), and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

11.14      Interim Equitable Relief.  Anything contained in this Agreement to the contrary notwithstanding, if a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedures set forth in Section 11.12 hereof, such Party may seek a temporary injunction or other interim equitable relief in a court of competent jurisdiction pending the resolution of the Dispute in accordance with Section 11.12 hereof.  Any such remedies will be in addition to all other remedies available by law or at equity to the injured Party.

11.15      Reserved.

11.16      Reserved.

11.17      Further Assurances.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all other such acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

11.18      Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that both Parties need not sign the same counterpart.  If any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

11.19      Privacy of Personal Information.

(a)            In the course of performance of this Agreement, ImmunoGen may acquire the Personal Information of individuals from various sources and countries.  ImmunoGen will, and will cause its Affiliates and agents to, process all Personal Information it acquires under or in connection with this Agreement in compliance with all applicable data protection laws, including but not limited to the data protection laws of the European Union, European Economic Area, Switzerland, the United States and various localities therein.  ImmunoGen acknowledges that the requirements under such data protection laws may exceed the requirements applicable to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

confidential information set forth in Section 6 hereof.  Novartis may, on reasonable prior notice, audit ImmunoGen’s compliance with such data protection laws.

(b)           This Agreement contains the Personal Information of one or more individuals.  This Agreement, and the Personal Information contained herein, from time to time may be transferred to, stored or otherwise processed in the United States or other countries that have privacy and data protection laws that differ from, or are not as stringent as, those where the Agreement was executed or where the individual(s) resides.  The Personal Information disclosed in this Agreement will be used for the purposes of administration and enforcement of this Agreement and/or other actual or potential legal and business transactions involving the Parties.  Storage or processing of Personal Information disclosed in this Agreement may be electronic and/or off line.  Execution and delivery of this Agreement constitutes the representation by each Party to this Agreement that if required by the privacy laws applicable to such individuals, the individuals identified herein by such Party have been notified of and have consented to, the transfer, storage, and processing of such Personal Information, as described in this paragraph.

(c)            Anything contained in this Agreement to the contrary notwithstanding, Novartis acknowledges and agrees that any breach by ImmunoGen of the representations, warranties and covenants set forth in this Section 11.19 shall not constitute a Material Breach.

11.20      Corporate Citizenship.  Novartis gives preference to third parties who share Novartis’ societal and environmental values, as set forth in the Novartis Policy on Corporate Citizenship and Novartis Corporate Citizenship Guideline #5, both of which are attached as Schedule D and incorporated herein by reference.  Accordingly, ImmunoGen represents and warrants that this Agreement will be performed in material compliance with all Applicable Laws and regulations, including, without limitation, laws and regulations relating to health, safety and the environment, fair labor practices and unlawful discrimination.  Anything contained in this Agreement to the contrary notwithstanding, Novartis acknowledges and agrees that any breach by ImmunoGen of the representations, warranties and covenants set forth in this Section 11.20 shall not constitute a Material Breach, and that Novartis’ sole remedy in connection with any such breach shall be its right to terminate this Agreement pursuant to Section 8.2(a) hereof.

[Remainder of page intentionally left blank.]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

IMMUNOGEN, INC.	NOVARTIS INSTITUTES FOR
BIOMEDICAL RESEARCH, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE A

LICENSED TARGET

1